UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Atlanta Braves Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ATLANTA BRAVES HOLDINGS, INC. 755 Battery Avenue SE Atlanta, Georgia 30339

DEAR FELLOW STOCKHOLDERS:
You are invited to attend the 2025 Annual Meeting of Stockholders of Atlanta Braves Holdings, Inc., which will take place at 11:00 a.m. Eastern Time on Tuesday, June 10, 2025. This year, the Annual Meeting will be conducted entirely online. You can join the Annual Meeting, submit questions, and vote your shares electronically by visiting www.virtualshareholdermeeting.com/BATR2025. To access the Annual Meeting, please have your 16-digit control number, found on your Notice of Internet Availability of Proxy Materials or proxy card. Online check-in will start shortly before the Annual Meeting on June 10, 2025—we recommend logging in at least fifteen minutes early to ensure a smooth entry when the Annual Meeting begins.
During the Annual Meeting, you will be asked to consider and vote on the proposals outlined in the accompanying Notice of Annual Meeting and Proxy Statement, as well as any other business that may properly come before the Annual Meeting.
Your vote is important, no matter how many shares you own. Whether or not you plan to attend the Annual Meeting, please review the enclosed proxy materials and promptly vote via the Internet, by telephone, or by completing and returning the proxy card if you received a paper copy by mail. Voting in advance will not prevent you from revoking your proxy or changing your vote during the Annual Meeting.
Thank you for your continued support of Atlanta Braves Holdings.
Very truly yours,
Terence F. McGuirk
Chairman of the Board, President and Chief Executive Officer
April 24, 2025
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 24, 2025, and the proxy materials relating to the Annual Meeting will first be made available on or about the same date.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
We are providing this Proxy Statement (this “Proxy Statement”) in connection with the solicitation by the Board of Directors (the “Board”) of Atlanta Braves Holdings, Inc., a Nevada corporation (referred to as “Atlanta Braves Holdings,” the “Company,” “we,” “us” or “our”), of proxies to be voted at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and at any reconvened or rescheduled meeting following any adjournment or postponement. The Annual Meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 10, 2025, at 11:00 a.m. ET	You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/BATR2025.	April 15, 2025
To enter the Annual Meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Annual Meeting on June 10, 2025.
At the Annual Meeting, you will be asked to consider and vote on the following proposals. Our Board has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal to elect Terence F. McGuirk and Diana M. Murphy to continue serving as a Class II members of our Board until the 2028 Annual Meeting of Stockholders or his or her earlier resignation or removal.	FOR ALL director nominees	11
2	A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025 (the “2025 Fiscal Year”).	FOR	24
	You may also be asked to consider and vote on such other business as may properly come before the Annual Meeting.
We describe the proposals in more detail in the accompanying Proxy Statement. We encourage you to read the Proxy Statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the Annual Meeting. You may vote electronically during the Annual Meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the Annual Meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof:
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Series A common stock (BATRA)

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Series B common stock (BATRB)

These holders will vote together as a single class on each proposal.

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by law, and may not vote on the proposals to be presented at the Annual Meeting:
•
Series C common stock (BATRK)

A list of stockholders entitled to vote at the Annual Meeting will be available at our offices at 755 Battery Avenue SE, Atlanta, Georgia 30339 for review by our stockholders for any purpose related to the Annual Meeting for at least ten days prior to the Annual Meeting. If you have any questions with respect to accessing this list, please contact Atlanta Braves Holdings Investor Relations at (833) 758-1044.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on
June 10, 2025: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Gregory J. Heller
Executive Vice President,
Chief Legal Officer and Secretary
April 24, 2025
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Proxy Summary
PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read the entire Proxy Statement carefully before voting.
ABOUT THE COMPANY
The Company, through its wholly-owned subsidiary Braves Holdings, LLC (“Braves Holdings”), indirectly owns Atlanta National League Baseball Club, LLC (the “Braves”), as well as a real estate portfolio that includes the mixed-use development, The Battery Atlanta (“The Battery Atlanta”).
The Braves is a Major League Baseball (“MLB”) team based in Atlanta, Georgia. The team is the only existing major league franchise to have played every season since the first professional circuit began. Since 1991, Braves teams have earned three National League wild cards, 21 division championships, six National League pennants, and two World Series titles—most recently in 2021.
The Battery Atlanta spans approximately 2.25 million square-feet of mixed-use development, located around Truist Park, the home of the Braves, and offers an expansive mix of market-exclusive entertainment experiences, chef-driven restaurants, boutique shopping, the Omni and Aloft Hotels, The Coca-Cola Roxy music venue and apartment residences.

2024 YEAR IN REVIEW
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Second year of operation as a stand-alone company following the completion of our split-off from Liberty Media Corporation (“Liberty Media”) in July 2023 (the “Split-Off”)

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Began transitioning various general and administrative services provided by Liberty Media, including a transition of the Company’s management team to the Atlanta-based Braves executives in August 2024

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Braves secured the second National League Wild Card seed for the franchise’s seventh straight Major League Baseball playoff appearance

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Revenue increased 3% to $663 million for the full year

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3.1 million tickets sold in 2024, or 92% of inventory, with 26 sellouts

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Mixed-use Development Adjusted OIBDA(1) grew 15% in 2024

(1)
For a definition of Adjusted OIBDA as defined by the Company, as well as a reconciliation of Adjusted OIBDA to operating income (loss), see Appendix A to this Proxy Statement.

ATLANTA BRAVES HOLDINGS / 1

Proxy Summary
Mission
Industry Leading Organization advancing the best sports and entertainment experiences.
Values

Create Welcoming Experiences We aim to share the passion and hospitality of the Atlanta Braves with our fans, staff, players, partners, and the communities we serve by embracing diverse perspectives and backgrounds.

Serve with Excellence We are committed to holding ourselves to the highest standard of service, ensuring that best experience for all.
Innovate & Collaborate We are dedicated to cultivating an industry-leading environment that nurtures new ideas, innovative processes, and cutting-edge technology through collaborative efforts.

Build Impactful Relationships We strive to develop enduring relationships with our fans, staff, players, partners, and the communities we serve. We understand that these connections are the fundamental driving force behind our success.

Championing Our Communities
The Company makes an impact both on and off the field. We work across our Corporate, Civic and Community Partners to engage Braves Country, reach vulnerable populations and improve equity and access in sport, health, education and well-being outcomes for children and communities.
The Atlanta Braves Foundation serves as the philanthropic outreach and community impact arm of the Atlanta Braves Baseball Club. The Foundation’s mission is to build community through baseball across Braves Country, which includes Alabama, Georgia, Mississippi, North Carolina, South Carolina and Tennessee. By collaborating with our team, front office, minor league affiliates, fans, partners, donors, and others, we reach vulnerable communities and improve well-being outcomes through access to sport, health, and educational programs. From Atlanta, Georgia, through all six states of our territory, our mission runs deep.
For more information, please our “Braves in the Community” webpage, which can be viewed at this link: https://www. Mlb.com/braves/community.

2 / 2025 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors (see page 11)
OUR BOARD RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES
The Board of Directors recommends that you vote FOR ALL the director nominees. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of the Company. See pages 11 – 15 for further information.
OUR DIRECTOR NOMINEES
TERENCE F. MCGUIRK
Director Since: 2023	Committee: None
Chairman

As Chairman, President and Chief Executive Officer of the Company, Mr. McGuirk maintains executive oversight over all aspects of the Braves franchise and The Battery Atlanta. His in-depth experience with the Braves franchise, involvement with MLB and prior experience in the broadcasting sector provides the Company and our Board with valuable insight.

DIANA M. MURPHY
Director Since: 2023	Committee(s): Nominating and Corporate Governance (Chair), Audit, Compensation
Independent Director

Ms. Murphy brings to our Board extensive experience in leadership roles on boards of publicly traded, private and non-profit organizations. Her business acumen and expertise in strategic planning, management development and risk management add important perspective and experience to our Board.

ATLANTA BRAVES HOLDINGS / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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75% of directors are independent

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the Audit, Compensation and Nominating and Corporate Governance Committees

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Ability to engage with independent consultants or advisors

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No Compensation Committee interlocks or Compensation Committee engagement in related party transactions in 2024

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Directors have unabridged access to senior management and other Company employees

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Over 95% director attendance at 2024 meetings of the Board and its Committees

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy and Human Rights Policy) which are published online

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

Proposal 2: Ratification of Auditor (see page 24)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees and has significant industry and financial reporting expertise. See pages 24 – 25 for further information.
4 / 2025 PROXY STATEMENT

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of executives with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

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Performance targets for our executives support the long-term growth of the Company.

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We have clawback provisions for incentive-based compensation.

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We have stock ownership guidelines for our executive officers.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not issue equity awards close in time to the disclosure of quarterly earnings.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this Proxy Statement in connection with the Board of Directors’ solicitation of proxies for use at our 2025 Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time on Tuesday, June 10, 2025, or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/BATR2025. At the Annual Meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this Proxy Statement.
We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (“BATRA”), and Series B common stock, par value $0.01 per share (“BATRB”). The holders of our Series C common stock, par value $0.01 per share (“BATRK”) are not entitled to any voting powers, except as required by law, and may not vote on the proposals to be presented at the Annual Meeting. We refer to BATRA and BATRB together as our voting stock (“voting stock”). We refer to BATRA, BATRB and BATRK together as the Company’s common stock (“common stock”).
ATLANTA BRAVES HOLDINGS / 5

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the Securities and Exchange Commission (“SEC”) “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders and to post our Proxy Statement and our annual report to our stockholders (collectively, the “proxy materials”) electronically. The Notice is first being mailed to our stockholders on or about April 24, 2025. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 10, 2025: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2024
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (844) 998-0388 (outside the United States (813) 255-2421). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The Annual Meeting of Stockholders is to be held at 11:00 a.m. Eastern Time on Tuesday, June 10, 2025. The Annual Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the Annual Meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting
6 / 2025 PROXY STATEMENT

The Annual Meeting
www.virtualshareholdermeeting.com/BATR2025. To enter the Annual Meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Annual Meeting on June 10, 2025.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the Annual Meeting you have technical difficulties or trouble accessing the applicable virtual meeting website Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the Annual Meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/BATR2025. If the Company experiences technical difficulties during the Annual Meeting (e.g., a temporary or prolonged power outage), it will determine whether the Annual Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Annual Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, the Company will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/BATR2025.
PURPOSE
At the Annual Meeting, you will be asked to consider and vote on each of the following:
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to elect Terence F. McGuirk and Diana M. Murphy to continue serving as Class II members of our Board until the 2028 Annual Meeting of Stockholders or his or her earlier resignation or removal; and

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to ratify the selection of KPMG LLP as our independent auditors for the 2025 Fiscal Year.

You may also be asked to consider and vote on such other business as may properly come before the Annual Meeting, although we are not aware at this time of any other business that might come before the Annual Meeting.
RECOMMENDATION OF OUR BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS AND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR THE AUDITORS RATIFICATION PROPOSAL.

QUORUM
In order to conduct the business of the Annual Meeting, a quorum must be present. This means that the holders of at least a majority of the total voting power represented by the shares of the Company’s common stock outstanding on the record date and entitled to vote at the Annual Meeting must be represented at the Annual Meeting either in person or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the Annual Meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (“broker non-votes”) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of BATRA and BATRB, as recorded in our stock register as of the close of business on April 15, 2025 (such date and time, the “record date” for the Annual Meeting), will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof.
ATLANTA BRAVES HOLDINGS / 7

The Annual Meeting
VOTES REQUIRED
If a director nominee receives a plurality of the combined voting power of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the director election at the Annual Meeting, voting together as a single class, he or she will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of the Company’s common stock that are present in person or by proxy, and entitled to vote on the proposal, voting together as a single class.
Virtual attendance at the Annual Meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the Annual Meeting, holders of shares of BATRA will have one vote per share, and holders of shares of BATRB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of BATRK will not be eligible to vote at the Annual Meeting.
SHARES OUTSTANDING
As of the record date, 10,318,162 shares of BATRA and 977,776 shares of BATRB were issued and outstanding and entitled to vote at the Annual Meeting.
NUMBER OF HOLDERS
As of the record date, there were 5,073 and 26 record holders of BATRA and BATRB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of BATRA and BATRB as of the record date may vote via the Internet at the Annual Meeting or prior to the Annual Meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/BATR2025. To enter the Annual Meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the Annual Meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the Annual Meeting on June 10, 2025.
Instructions for voting prior to the Annual Meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the Annual Meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of the Company’s common stock represented by a proxy submitted as described herein and received at or before the Annual Meeting will be voted in accordance with the instructions on the proxy. By granting a proxy, you authorize the persons named as proxies to represent you and vote your shares at the Annual Meeting.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the Annual Meeting. You may change your vote at the Annual Meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR ALL” the election of the director nominees and “FOR” the auditors ratification proposal.
8 / 2025 PROXY STATEMENT

The Annual Meeting
If you submit a proxy indicating that you abstain from voting on the auditors ratification proposal, it will have the same effect as a vote “AGAINST” the auditors ratification proposal.
If you do not submit a proxy or you do not vote at the Annual Meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (“Nasdaq”) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the director election proposal, as described in this Proxy Statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of the Company’s common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of BATRA and BATRB or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the Annual Meeting, you may change your vote by attending the Annual Meeting online and voting via the Internet at the Annual Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the Annual Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m. Eastern Time on June 9, 2025 for shares held directly.
Your attendance at the Annual Meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the Annual Meeting, please contact Investor Relations at (833) 758-1044 or Broadridge at (844) 998-0388 (outside the United States (813) 255-2421).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the Annual Meeting other than that which is described in the Notice and this Proxy Statement. If, however, other matters are properly brought to a vote at the Annual
ATLANTA BRAVES HOLDINGS / 9

The Annual Meeting
Meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the Annual Meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This Proxy Statement relates to our Annual Meeting of Stockholders for the calendar year 2025 which will take place on June 10, 2025. Based solely on the date of our 2025 Annual Meeting and the date of this Proxy Statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 755 Battery Avenue SE, Atlanta, Georgia 30339, by the close of business on December 25, 2025 in order to be eligible for inclusion in our proxy materials for the Annual Meeting of Stockholders for the calendar year 2026 (the “2026 Annual Meeting”), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than March 12, 2026 and not later than April 11, 2026 to be considered for presentation at the 2026 Annual Meeting. We currently anticipate that the 2026 Annual Meeting will be held during the second quarter of 2026. If the 2026 Annual Meeting takes place more than 30 days before or 30 days after June 10, 2026 (the anniversary of the 2025 Annual Meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2026 Annual Meeting is communicated to stockholders or public disclosure of the date of the 2026 Annual Meeting is made, whichever occurs first, in order to be considered for presentation at the 2026 Annual Meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than April 11, 2026.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and applicable law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.bravesholdings.com. Information contained on any website referenced in this Proxy Statement is not incorporated by reference in this Proxy Statement. If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), which was filed on March 3, 2025 with the SEC, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339, Tel. No. (833) 758-1044, and we will provide you with the 2024 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
10 / 2025 PROXY STATEMENT

Proposal 1 – Election of Directors
Proposal 1—Election of Directors

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Terence F. McGuirk and
Diana M. Murphy to continue serving as Class II members of our Board until the 2028 Annual Meeting of Stockholders or his or her earlier resignation or removal.
Our Board of Directors currently consists of four directors, divided among three classes. Our Class II directors, whose terms will expire at the 2025 Annual Meeting, are Mr. McGuirk and Ms. Murphy. These directors are nominated for election to our Board to continue serving as Class II directors, and we have been informed that Mr. McGuirk and Ms. Murphy are willing to continue serving as directors of the Company. The term of the Class II directors who are elected at the Annual Meeting will expire at the Annual Meeting of Stockholders in the year 2028. Our Class III director, whose term will expire at the Annual Meeting of Stockholders in the year 2026, is Wonya Y. Lucas. Our Class I director, whose term will expire at the Annual Meeting of Stockholders in the year 2027, is Brian M. Deevy.
If any director nominee should decline election or should become unable to serve as a director of the Company for any reason before election at the Annual Meeting, votes will be cast by the person appointed as proxy for a substitute nominee, if any, designated by the Board of Directors.
The following lists the nominees for election as directors at the Annual Meeting and the two directors of the Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of the Company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with the Company include, where applicable, positions with our predecessors. The number of shares of the Company’s common stock beneficially owned by each director is set forth in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our Nominating and Corporate Governance Committee of our Board of Directors (“Nominating and Corporate Governance Committee”) have determined that Mr. McGuirk and Ms. Murphy, who are nominated for election at the Annual Meeting, continue to be qualified to serve as directors of the Company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the director election at the Annual Meeting, voting together as a single class, is required to elect Mr. McGuirk and Ms. Murphy as a Class II members of our Board of Directors.
RECOMMENDATION OF OUR BOARD OF DIRECTORS
The Board of Directors recommends that you vote FOR all director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that are essential to good governance and leadership of the company.

ATLANTA BRAVES HOLDINGS / 11

Proposal 1 – Election of Directors
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Compensation	Nominating & Corporate Governance	Audit	Other Public Board Directorships
Class II directors who will stand for election this year
TERENCE F. MCGUIRK	2023				0
DIANA M. MURPHY	2023	M	C	M	3
Class III director whose term will expire in 2026
WONYA Y. LUCAS	2023	C	M	M	1
Class I director whose term will expire in 2027
BRIAN M. DEEVY	2023	M	M	C	1
C = Chairperson	M = Member	= Independent
12 / 2025 PROXY STATEMENT

Proposal 1 – Election of Directors
NOMINEES FOR ELECTION AS DIRECTORS
Terence F. McGuirk	Chairman Director Since: July 2023 Age: 73 Committees: None
As Chairman, President and Chief Executive Officer of the Company, Mr. McGuirk maintains executive oversight over all aspects of the Braves franchise and The Battery Atlanta. His in-depth experience with the Braves franchise, involvement with MLB and prior experience in the broadcasting sector provide the Company and our Board with valuable insight.

Professional Background:
•
Chairman of the Braves since 2007

•
Chairman and Chief Executive Officer of the Braves since 2014

•
Chairman of Braves Development Company since 2014

•
Chairman, President and Chief Executive Officer of Turner Broadcasting System, Inc. (“TBS”) from 1996 until 2001

•
Vice Chairman of TBS and Chief Executive Officer of the TBS-owned Atlanta sports teams, including the Braves, the National Basketball Association Hawks and the National Hockey League Thrashers from March 2001 until December 2003

•
Ex officio member of the MLB Executive Council, Chairman of the MLB Committee on Economic Reform and member of MLB’s Ownership Committee and Finance and Compensation Committee

Other Public Company Directorships: None Former Public Company Directorships: • Havertys Furniture Company (2001 – 2016)
Diana M. Murphy	Independent Director Director Since: July 2023 Age: 68 Committees: Nominating and Corporate Governance (Chair), Audit, Compensation
Ms. Murphy brings to our Board extensive experience in leadership roles on boards of publicly traded, private and non-profit organizations. Her business acumen and expertise in strategic planning, management development and risk management add important perspective and experience to our Board.

Professional Background:
•
Managing Director of Rocksolid Holdings, LLC since 2007

•
Previously held various management positions at Tribune Media Company from 1979 until 1992, including as Senior Vice President, and at The Baltimore Sun Company from 1992 to 1995

•
Managing Director of Chartwell Capital Management, Inc. from 1997 until 2007

•
Managing Director of the Georgia Research Alliance Venture Fund from 2012 until 2016

•
President of the United States Golf Association from 2016 until 2018

Other Public Company Directorships:
•
Non-Executive Chairman of Landstar System, Inc. (1998 – present)

•
Director of Synovus Financial Corp. (2017 – present)

•
Director of American International Group, Inc. (March 2023 – present)

Former Public Company Directorships:
•
Director of CTS Corporation from (2010 – 2020)

ATLANTA BRAVES HOLDINGS / 13

Proposal 1 – Election of Directors
DIRECTOR WHOSE TERM EXPIRES IN 2026
Wonya Y. Lucas	Independent Director Director Since: July 2023 Age: 63 Committees: Compensation (Chair), Audit, Nominating and Corporate Governance
Ms. Lucas brings to our Board significant experience in the broadcasting industry, having an extensive background in programming, content development and brand management. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

Professional Background:
•
President and Chief Executive Officer of Hallmark Media (formerly Crown Media Holding) from July 2020 until December 2023

•
President and Chief Executive Officer of Public Broadcasting Atlanta from April 2015 until August 2020

•
President of Lucas Strategic Consultants LLC from 2013 until 2015

•
President and Chief Executive Officer of TV One from 2011 until 2013

•
Executive Vice President and Chief Operating Officer, Discovery Channel and Science Channel, of Discovery Communications, Inc. from 2010 until 2011

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Executive Vice President and Global Chief Marketing Officer of Discovery Communications, Inc. from 2008 until 2010

•
Executive Vice President, General Manager of The Weather Channel Companies from 2004 until 2008

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Executive Vice President, Strategic Marketing of The Weather Channel Companies from 2002 until 2004

•
TBS from 1994 until 2002, where she served in a variety of marketing and strategy roles

•
Vice Chair of National Public Radio from May 2017 until August 2020

Other Public Company Directorships:
•
Comcast Corporation (2024 – present)

Former Public Company Directorships:
•
E.W. Scripps Company (2019 – 2022)

•
J.C. Penney Company, Inc. from (2017 – 2020)

14 / 2025 PROXY STATEMENT

Proposal 1 – Election of Directors
 DIRECTOR WHOSE TERM EXPIRES IN 2027
Brian M. Deevy	Independent Director Director Since: July 2023 Age: 69 Committees: Audit (Chair), Compensation, Nominating and Corporate Governance
Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to the Company’s activities in these areas.

Professional Background:
•
Head of Royal Bank of Canada (“RBC”) Capital Markets’ Communications, Media & Entertainment (“CME”) Group until June 2015

•
Responsible for strategic development of the RBC CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, RBC Daniels’ predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund (2003 – present)

•
Director of the U.S. Olympic and Paralympic Foundation (2016 – 2024)

Other Public Company Directorships:
•
Liberty Media (2015 – present)

Former Public Company Directorships:
•
Trine II Acquisition Corp. (2021 – 2023)

•
Ascent Capital Group, Inc. (2013 – 2016)

•
Ticketmaster Entertainment, Inc. (2008 – 2010)

ATLANTA BRAVES HOLDINGS / 15

Corporate Governance
Corporate Governance

DIRECTOR INDEPENDENCE
The Company’s Corporate Governance Guidelines require that a majority of the Board consist of directors who are independent, as determined in accordance with the independence requirements set forth in the Corporate Governance Rules of The Nasdaq Stock Market, Inc. (“Nasdaq”) and all other legal and regulatory requirements. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the Nominating and Corporate Governance Committee evaluates director independence and follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Brian M. Deevy, Diana M. Murphy and Wonya Y. Lucas qualifies as an independent director of the Company.
BOARD COMPOSITION
As described above under “Proposal 1—Election of Directors,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, broadcasting, venture capital, investment banking, auditing and financial engineering. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—Election of Directors,” our Board of Directors currently consists of four directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for the Company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interests of the Company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to the Company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our Nominating and Corporate Governance Committee works actively to ensure our Board continues to be comprised of such individuals.
16 / 2025 PROXY STATEMENT

Corporate Governance
BOARD DIVERSITY AND SKILLS
Our Board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek director candidates from diverse perspectives and backgrounds (see “—Board Criteria and Director Candidates”).
	Terence F. McGuirk	Brian M. Deevy	Wonya Y. Lucas	Diana M. Murphy
Gender Identity
Female			✓	✓
Male	✓	✓
Demographic Background
African American or Black			✓
White	✓	✓		✓
BOARD LEADERSHIP STRUCTURE
Terence F. McGuirk currently serves as our Chairman of the Board, President and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as providing executive leadership. Our Board believes that our President and Chief Executive Officer is best suited to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities for the Company, leading the Board in discussions regarding our business and strategic direction, and focusing the Board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our President and Chief Executive Officer brings significant financial and operational experience based on his past and present senior policy making positions as a director and/or executive officer at the Company and other large public companies. Our Board believes that the combined role of Chairman of the Board and President and Chief Executive Officer promotes strategy development and execution and facilitates information flow between management and the Board. In light of the active involvement of our independent directors, our Board has not named a lead independent director.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight with reviews of certain areas being conducted by the relevant Board committees. Our Audit Committee of our Board of Directors (“Audit Committee”) oversees management of financial risks, cybersecurity risks, and risks relating to potential conflicts of interest. Our Compensation Committee of our Board of Directors (“Compensation Committee”) oversees the management of risks relating to our compensation arrangements with senior officers and other human capital management matters. Our Nominating and Corporate Governance Committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with the Company, as well as risks inherent in our corporate structure and governance profile. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material sustainability matters, human capital management, and community relations. Our management reporting processes include regular reports from our Chairman, President and Chief Executive Officer, which are prepared with input from our senior management team. This is further supported by a Company-level Corporate Responsibility Committee, which has cross-functional representation across all reaches of our leadership. With our Board’s oversight, we seek to collaborate to drive best practices through regular sustainability-focused internal meetings and discussions.
ATLANTA BRAVES HOLDINGS / 17

Corporate Governance
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of the Company, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at https://www.bravesholdings.com/investors/corporate-governance/governance-documents.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has three standing committees: Audit, Compensation and Nominating and Corporate Governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2024 are set forth below. The written charters for the Audit, Compensation and Nominating and Corporate Governance Committees as adopted by each such committee, as well as our Corporate Governance Guidelines (which were developed by our Nominating and Corporate Governance Committee), can be found on our website at https://www.bravesholdings.com/investors/corporate-governance/governance-documents.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the Audit, Compensation and Nominating and Corporate Governance Committees are independent. See “—Director Independence.”
18 / 2025 PROXY STATEMENT

Corporate Governance
AUDIT COMMITTEE OVERVIEW
5 meetings in 2024 Chair Brian M. Deevy Other Members Wonya Y. Lucas Diana M. Murphy “Audit Committee Financial Experts” Brian M. Deevy Diana M. Murphy Audit Committee Report, page 26
The Audit Committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of the Company. The Committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Oversight of the internal audit function and cybersecurity risk management

COMPENSATION COMMITTEE OVERVIEW
2 meetings in 2024 Chair Wonya Y. Lucas Other Members Brian M. Deevy Diana M. Murphy Compensation Committee Report, page 42
The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of the Company’s executives and produces an annual report on executive compensation for inclusion in our annual Proxy Statement. The Committee’s functions include, among other things:
•
Approving incentive awards or other forms of compensation to our employees and employees of Liberty Media who provide services to the Company, which employees include our former executive officers;

•
Reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s chief executive officer and other executive officers; and

•
Overseeing the Company’s equity incentive plan.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

ATLANTA BRAVES HOLDINGS / 19

Corporate Governance
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2024 Chair Diana M. Murphy Other Members Brian M. Deevy Wonya Y. Lucas
The Nominating and Corporate Governance Committee’s functions include, among other things:
•
Developing qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors from time to time;

•
Identifying director nominees for upcoming Annual Meetings of Stockholders;

•
Developing corporate governance guidelines applicable to the Company;

•
Evaluating compliance with our stock ownership guidelines by executive officers and members of our Board of Directors; and

•
Overseeing the evaluation of our Board and management.

20 / 2025 PROXY STATEMENT

Corporate Governance
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The Nominating and Corporate Governance Committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors who can effectively develop the Company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines.
The Nominating and Corporate Governance Committee of the Board has determined that candidates for nomination or reelection to the Board should possess the following qualifications, among others:
•
the highest level of personal and professional ethics, integrity and values;

•
expertise that is useful to the Company and complementary to the background and expertise of the other members of the Board;

•
a willingness and ability to devote the time necessary to carry out the duties and responsibilities of Board membership;

•
a desire to ensure that the Company’s operations and financial reporting are conducted in a transparent manner and in compliance with applicable laws, rules and regulations; and

•
a dedication to representing the best interests of the Company and all of its shareholders.

When evaluating a potential director nominee, including one recommended by a stockholder, the Nominating and Corporate Governance Committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective, viewpoint or skill set to the Board of Directors.

The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339. Any nomination by a stockholder of a person for election to the Board of Directors must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a “Proposing Person”), and documentation indicating the class or series and number of shares of our capital stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with

ATLANTA BRAVES HOLDINGS / 21

Corporate Governance
Regulation 14A under the Exchange Act, including the candidate’s name, age, principal occupation or employment, and business experience;
•
the nominee’s written consent to being named in the Proxy Statement and accompanying proxy card as a nominee and to serving as a director for a full term if elected;

•
a completed and signed questionnaire, representation and agreement (as described more fully in our bylaws and in the form provided by the Company upon written request) from the nominee;

•
a description of all arrangements or understandings between each Proposing Person and any other person or persons (including their names) pursuant to which the nomination is to be made by such stockholder;

•
a representation by each Proposing Person who is a holder of record of the Company’s common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held of record that are beneficially owned by any beneficial owner along with documentary evidence of such beneficial ownership, and that such holder of record is entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the annual meeting of stockholders at which the person named in such notice is to stand for election to propose such nomination;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person in respect of the nomination (a “Stockholder Associated Person”) (including the details of such assistance, funding or consideration);

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
any other information that would be required under SEC rules in a Proxy Statement soliciting proxies for the election of such candidate as a director; and

•
the information required to be included in a notice to the Company as required by paragraph (b) of Rule 14a-19 promulgated under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the proposing stockholder and the candidate. The Nominating and Corporate Governance Committee has sole discretion to decide which individuals to recommend for nomination as directors. The Nominating and Corporate Governance Committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the Nominating and Corporate Governance Committee.
When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Nominating and Corporate Governance Committee may also ask the candidate to meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the Nominating and Corporate Governance Committee will consider any other directorships held by such individual.
22 / 2025 PROXY STATEMENT

Corporate Governance
BOARD MEETINGS
During 2024, there were four meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages, but does not require, all members of the Board to attend the Annual Meeting of Stockholders each year. At our 2024 Annual Meeting of Stockholders, which was held virtually, three of the five directors then serving were in attendance.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Investor Relations, which conducts robust stockholder engagement efforts for the Company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
Under Nasdaq’s corporate governance rules, the independent directors are required to meet in regularly scheduled executive sessions, without management participation. In 2024, the independent directors of the Company, then serving, met twice in executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Atlanta Braves Holdings, Inc., c/o Atlanta Braves Holdings, Inc., 755 Battery Avenue SE, Atlanta, Georgia 30339. The current independent directors of the Company are Brian M. Deevy, Wonya Y. Lucas and Diana M. Murphy.
PROXY AND VOTING AGREEMENT
On August 21, 2024, Mr. McGuirk entered into a Proxy and Voting Agreement (“Malone Voting Agreement”) with JCM AB LLC, a Colorado limited liability company (“Malone LLC”), and, solely with respect to specified provisions therein, John C. Malone and certain of his affiliates (collectively, together with Mr. Malone and the Malone LLC, the “Malone Group”). Pursuant to the Malone Voting Agreement, among other things, the Malone LLC has appointed Mr. McGuirk as proxy with respect to 887,079 shares of Series B Common Stock held by the Malone LLC (“Malone Shares”) and granted Mr. McGuirk the sole and exclusive power to vote the Malone Shares (or act by written consent) with respect to the election of directors of the Company, the approval or authorization of executive compensation and any routine matter for which a member organization may give or authorize a proxy to vote without instructions from the beneficial owner pursuant to applicable law and stock exchange rules. Accordingly, Mr. McGuirk has the sole power to vote the Malone Shares on Proposal No. 1 (Election of Directors) and Proposal No. 2 (Ratification of Auditors) at the Annual Meeting. The Series B Common Stock has ten votes per share for each of the items to be voted upon at the Annual Meeting. Therefore, the Malone Shares together with the shares Mr. McGuirk owns directly allow Mr. McGuirk to control the voting of approximately 44.1% of the votes entitled to be cast at the Annual Meeting (as of February 28, 2025).
In addition to the proxy and voting rights, (i) pursuant to the Malone Voting Agreement, the Malone Group has granted Mr. McGuirk a right of first refusal with respect to the transfer of ownership of shares of Series A Common Stock, Series B Common Stock and Series C Common Stock owned by them and (ii) Mr. McGuirk was granted certain profits interest units in the Malone LLC.
ATLANTA BRAVES HOLDINGS / 23

Proposal 2—The Auditors Ratification Proposal
Proposal 2—Ratification of Auditor

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP (“KPMG”) as our independent auditors for the 2025 Fiscal Year.
Even if the selection of KPMG is ratified, the Audit Committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our Audit Committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG, our Audit Committee will consider it as a direction to select other auditors for the 2025 Fiscal Year.
A representative of KPMG is expected to be available to answer appropriate questions at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of the Company’s common stock that are present in person or by proxy, and entitled to vote on the proposal, voting together as a single class, is required to approve the auditors ratification proposal.
RECOMMENDATION OF OUR BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL BECAUSE KPMG IS AN INDEPENDENT FIRM WITH FEW ANCILLARY SERVICES AND REASONABLE FEES AND HAS SIGNIFICANT INDUSTRY AND FINANCIAL REPORTING EXPERTISE.
AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG for the audit of consolidated financial statements for 2024 and 2023 and fees billed for other services rendered by KPMG.
	2024	2023
Audit fees	$1,350,000	$1,424,000
Audit related fees	—	—
Audit and audit related fees	$1,350,000	$1,424,000
Tax fees	—	—
All other fees	—	—
Total fees	$1,350,000	$1,424,000
Our Audit Committee has considered whether the provision of services by KPMG to the Company other than auditing is compatible with KPMG maintaining its independence and believes that the provision of such other services is compatible with KPMG maintaining its independence.

24 / 2025 PROXY STATEMENT

Proposal 2—The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our Audit Committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our Audit Committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as “pre-approved services”):
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audit services as specified in the policy, including (i) financial audits of the Company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

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audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

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tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to equal or exceed $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our Audit Committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire Audit Committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled Audit Committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our Audit Committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2024 were approved in accordance with the terms of the policy in place.
ATLANTA BRAVES HOLDINGS / 25

Audit Committee Report
Audit Committee Report

Each member of the Audit Committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the Audit Committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that all members of the Audit Committee meet the Nasdaq requirements for service on audit committees. Our Board of Directors has also determined that Mr. Deevy and Ms. Murphy of the Audit Committee are each an “audit committee financial expert” under applicable SEC rules and regulations and “financially sophisticated” under Nasdaq rules.
The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our Audit Committee has reviewed and discussed with management and KPMG our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG’s evaluation of the effectiveness of our internal control over financial reporting. Our Audit Committee has also discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG has provided our Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG that firm’s independence from the Company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our Audit Committee recommended to our Board of Directors that the audited financial statements be included in the 2024 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy, Chair
Wonya Y. Lucas
Diana M. Murphy
26 / 2025 PROXY STATEMENT

Executive Officers
Executive Officers

On August 26, 2024, the Board approved the following management changes effective as of September 1, 2024.
Terence F. McGuirk was appointed to the role of Chairman, President and Chief Executive Officer of the Company. Mr. McGuirk has been a director of the Company since July 2023 and has been Chairman and Chief Executive Officer of the Braves, and Chairman of Braves Development Company, LLC (“BDC”), an indirect subsidiary of the Company, since 2014. Prior to that time, Mr. McGuirk was Chairman, President and Chief Executive Officer of TBS from 1996 until 2001, and has held various positions at TBS and TBS-owned Atlanta sports teams. Mr. McGuirk is ex officio member of the MLB Executive Council, Chairman of the MLB Committee on Economic Reform and a member of MLB’s Ownership Committee and Finance and Compensation Committee.
Derek G. Schiller was appointed Executive Vice President, Business of the Company. Mr. Schiller has served as President and Chief Executive Officer of the Braves since 2018 and has been with the Braves in various senior executive roles since 2003.
Michael P. Plant was appointed Executive Vice President, Development of the Company. Mr. Plant has served as President and Chief Executive Officer of BDC since 2018 and has been with the Braves in various senior executive roles since 2003.
Gregory J. Heller was appointed Executive Vice President, Chief Legal Officer and Secretary of the Company. Mr. Heller has served as Executive Vice President and Chief Legal Officer of the Braves since 2016 and has been legal counsel to the Braves since 2000.
Jill L. Robinson was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company. Ms. Robinson has been Chief Financial Officer of the Braves since 2018. Ms. Robinson held various positions at McKesson Corporation from 2001 until joining the Braves in 2018, including Chief Financial Officer and Senior Vice President of McKesson Technology Solutions from 2013 to 2018.
DeRetta C. Rhodes was appointed Executive Vice President, Chief Culture Officer of the Company. Ms. Rhodes has served as Executive Vice President, Chief Culture Officer of the Braves since 2022 and has been with the Braves in a senior executive role since 2019.
ATLANTA BRAVES HOLDINGS / 27

Executive Officers
The following lists the executive officers of the Company, their ages and a description of their business experience, including positions held with the Company.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Terence F. McGuirk	Chairman, President & Chief Executive Officer Age: 73
Current Positions	Prior Positions/ Experience
• Chairman, President & Chief Executive Officer, Atlanta Braves Holdings • Chairman & Chief Executive Officer, Atlanta Braves • Chairman, Braves Development Company
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Mr. McGuirk has been with the Braves since 2007, maintaining executive oversight of all aspects of the Braves franchise

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Vice Chairman of TBS and Chief Executive Officer of the TBS-owned Atlanta sports teams, including the Braves, the National Basketball Association Hawks and the National Hockey League Thrashers from 2001 until 2003

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Chairman, President and Chief Executive Officer of TBS from 1996 until 2001

Derek G. Schiller	Executive Vice President, Business President & CEO, Atlanta Braves Age: 55
Current Positions	Prior Positions/ Experience
• Executive Vice President, Business, Atlanta Braves Holdings • President & CEO, Atlanta Braves
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Mr. Schiller has been with the Braves since 2003, overseeing business functions and operations

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Vice President of Sales and Marketing of the Atlanta Thrashers from 1998 – 2003

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Vice President of Business Development of the New York Yankees from 1996 – 1997

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Executive Director at International Sports Plaza

Michael P. Plant	Executive Vice President, Development President & CEO, Atlanta Braves Development Company Age: 66
Current Positions	Prior Positions/ Experience
• Executive Vice President, Development, Atlanta Braves Holdings • President & CEO, Braves Development Company
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Mr. Plant has been with the Braves since 2003, overseeing The Battery Atlanta, real estate project management and minor league baseball operations

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Executive Vice President at Turner Sports from 2002 – 2003

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Founder and President at Medalist Sports

Gregory J. Heller	Executive Vice President, Chief Legal Officer & Secretary Age: 53
Current Positions	Prior Positions/ Experience
• Executive Vice President, Chief Legal Officer and Secretary, Atlanta Braves Holdings and Atlanta Braves
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Mr. Heller has been with the Braves since 2000 and oversees legal matters for baseball operations, Truist Park and The Battery Atlanta

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Legal Counsel at TBS Sports from 2000 – 2007

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Private practice in Chicago, Illinois and Atlanta, Georgia, specializing in corporate, media and sports law

28 / 2025 PROXY STATEMENT

Executive Officers
Jill L. Robinson	Executive Vice President, Chief Financial Officer & Treasurer Age: 55
Current Positions	Prior Positions/ Experience
• Executive Vice President, Chief Financial Officer & Treasurer, Atlanta Braves Holdings and Atlanta Braves
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Ms. Robinson has been with the Braves since 2018 and oversees accounting, finance and information technology operations

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Senior Vice President, Chief Financial Officer at McKesson Technology Solutions from 2013 – 2017

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Senior Vice President, Chief Financial Officer at McKesson Provider Technologies from 2011 – 2013

DeRetta C. Rhodes	Executive Vice President & Chief Culture Officer Age: 55
Current Positions	Prior Positions/ Experience
• Executive Vice President & Chief Culture Officer, Atlanta Braves Holdings and Atlanta Braves
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Ms. Rhodes has been with the Braves since 2019 and oversees people capital initiatives, communications and community affairs

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Executive Vice President and Chief Human Resources Officer at YMCA of Metropolitan Atlanta from 2015 – 2019

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Vice President of Human Resources at First Data from 2014 – 2015

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Vice President of Human Resources at TBS from 2008 – 2014

ATLANTA BRAVES HOLDINGS / 29

EXECUTIVE COMPENSATION
Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS
This section sets forth information relating to, and an analysis and discussion of, compensation paid by the Company to the following persons (including the current named executive officers of the Company (“Current NEOs”) and former executives who resigned in connection with the Services Transition, as defined below (“Former Executives”), who we collectively refer to as our “NEOs”):
Current NEOs
Terence F. McGuirk	Chairman of the Board, President and Chief Executive Officer
Derek G. Schiller	Executive Vice President, Business
Michael P. Plant	Executive Vice President, Development
Gregory J. Heller	Executive Vice President, Chief Legal Officer and Secretary
Jill L. Robinson	Executive Vice President, Chief Financial Officer and Treasurer
Former Executives
Gregory B. Maffei	Former Chairman of the Board, President and Chief Executive Officer
Brian J. Wendling	Former Principal Financial Officer and Chief Accounting Officer
Compensation Philosophy

Our compensation philosophy seeks to align the interests of executives with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

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Performance targets for our executives support the long-term growth of the Company.

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We have a clawback policy and clawback provisions for incentive-based compensation.

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We have stock ownership guidelines for our executive officers.

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Our compensation practices are designed not to encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not issue equity awards close in time to the disclosure of quarterly earnings.

30 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
BACKGROUND
Split-off from Liberty Media; Compensation for Liberty Media Executive Officers and Mr. McGuirk
In connection with the Split-Off, we entered into a services agreement (“Services Agreement”) with Liberty Media in July 2023, pursuant to which Liberty Media provided to the Company certain administrative and management services, and we paid Liberty Media a monthly management fee, the amount of which was subject to a quarterly review by our Audit Committee (and at least an annual review by our Compensation Committee). As a result, Liberty Media employees, including Mr. Wendling, were typically not separately compensated by the Company other than with respect to equity awards with respect to the Company’s common stock and performance-based cash bonuses. Mr. Maffei was paid certain compensation elements directly by the Company (as described below).
Under the Services Agreement, the Company established, and paid or granted directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus and his annual equity-based awards. We reimbursed Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, which are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, and each of Liberty Broadband, QVC Group, Inc. (“QVC Group”), Liberty TripAdvisor and, following the Split-Off, the Company (each a “Service Company”, or, collectively, the “Service Companies”) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method was agreed. Following the Split-Off, our allocable portion of Mr. Maffei’s annual compensation was 8% during the period from January 1, 2024 to August 31, 2024, when the Services Transition (as defined below) occurred. The salary, certain perquisite information and other compensation elements of Mr. Maffei that were not paid or granted directly by the Company included in the “Summary Compensation Table” below include the portion of his compensation allocable to the Company for which we reimbursed Liberty Media and do not include the portion of his compensation allocable to Liberty Media or any of the other Service Companies. For the year ended December 31, 2024 (“2024 Fiscal Year”), we incurred fees payable to Liberty Media under the Services Agreement (and other ancillary fees such as facilities sharing and aircraft sharing fees) of approximately $4.34 million, not including the portion of Mr. Maffei’s compensation allocable to the Company for which we reimbursed Liberty Media.
During 2024, Liberty Media and the Company began transitioning various general and administrative services provided by Liberty Media under the Services Agreement (the “Services Transition”). As part of the Services Transition, Messrs. Maffei and Wendling stepped down from their executive officer positions with the Company, effective August 31, 2024. Mr. Maffei’s resignation was considered to be for “Good Reason” under the terms of the 2019 Maffei Employment Agreement, and the Company paid Liberty Media an amount with respect to Mr. Maffei’s 2024 annual bonus (at target) which was paid by Liberty Media to Mr. Maffei. The Company also paid Liberty Media an amount for its allocable portion of Mr. Maffei’s other compensation expenses for 2024. Also, effective September 1, 2024, Messrs. McGuirk, Schiller, Plant and Heller and Ms. Robinson assumed their executive officer roles with the Company.
Mr. McGuirk’s compensation arrangement was approved by the Liberty Media compensation committee (the “Liberty Compensation Committee”) in December 2022 (referred to herein as “Mr. McGuirk’s compensation arrangement”) and provides for (i) an annual base salary of $1,050,000, (ii) a bi-annual bonus that resulted in Mr. McGuirk receiving $3,000,000 in 2023 and $4,000,000 due in May 2025, of which $2,000,000 was paid in December 2024 and the remainder will be paid in May 2025 (subject to his continued employment through such date), (iii) an annual restricted stock unit (“RSUs”) award that vests on the first anniversary of the grant date and that has a grant date value of $1,080,000 and (iv) a one-time, multiyear option and RSU award that, together, had a grant date fair value of $3,240,000. The Company assumed Mr. McGuirk’s compensation arrangement in connection with the Split-Off. Mr. McGuirk is not entitled to any severance payments or benefits in the event of his termination of employment.
Legacy Compensation Program and Executive Employment Agreements
Prior to the Split-Off, our employees participated in the compensation and benefit programs designed primarily by Liberty Media. The Compensation Committee was not constituted until July 2023, and the compensation decisions regarding Braves’ executive officers were generally made by the Liberty Compensation Committee with respect to Mr. McGuirk, and by Mr. McGuirk for other Braves’ executive officers. Therefore, except as otherwise indicated, the below Compensation Discussion and Analysis describes the compensation practices for our executive officers that were implemented prior to the Split-Off (the “Legacy Program”). Since the Split-Off, our executive compensation program, policies, and practices for
ATLANTA BRAVES HOLDINGS / 31

EXECUTIVE COMPENSATION
our executive officers have been subject to the review and approval of the Compensation Committee, but components of the Legacy Program continued through 2024. The Legacy Program for our executive officers (other than Mr. McGuirk) consisted primarily of executive employment agreements (referred to herein as the “Executive Employment Agreements”). The Legacy Program, as governed by the Executive Employment Agreements for our executive officers other than Mr. McGuirk consisted primarily of base salary, annual incentive awards, equity incentive awards and other benefits, each of which is described in greater detail below.
ROLE OF COMPENSATION COMMITTEE
The charter of the Compensation Committee (“Compensation Committee Charter”) states that one of the purposes of the Compensation Committee is to assist the Board in discharging its responsibilities relating to the compensation of the Company’s executive officers. The Compensation Committee Charter provides that the functions and responsibilities of the Compensation Committee include:
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review and approve corporate goals and objectives relevant to the compensation of the chief executive officer of the Company;

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evaluate the chief executive officer’s performance in light of those goals and objectives and set the compensation level based on that evaluation;

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review and approve the compensation of the Company’s other executive officers based on such factors as the Compensation Committee may deem relevant; and

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review and make recommendations regarding the compensation of the chief executive officer (or any officer serving in a capacity similar to that position) of each of the Company’s operating subsidiaries.

Therefore, the Compensation Committee typically did not review or establish the compensation arrangements with our Current NEOs before the Services Transition since the Current NEOs were not executive officers of the Company at that time. However, the Compensation Committee did establish compensation arrangements for Mr. McGuirk, Mr. Maffei (pursuant to the Services Agreement and before the Services Transition) and Mr. Wendling (regarding equity incentive compensation and performance cash bonuses before the Services Transition).
Following the Services Transition, the Compensation Committee Charter now requires the Compensation Committee to review and approve any new compensation arrangements for our Current NEOs.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
Mr. McGuirk may make recommendations with respect to any equity compensation and performance cash bonuses to be awarded to our Current NEOs, within the bounds of the applicable Executive Employment Agreement. It is expected that Mr. McGuirk, in making any related recommendations to our Compensation Committee, will evaluate the performance and contributions of each of our Current NEOs, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
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the executive officer’s experience and overall effectiveness;

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the executive officer’s performance during the preceding year;

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the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

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the executive officer’s demonstrated leadership and management ability.

STOCKHOLDER FEEDBACK ON EXECUTIVE COMPENSATION
At last year’s 2024 Annual Meeting of Stockholders, our executive compensation program then in effect received strong stockholder support, with more than 98% of votes cast in favor of the compensation of the named executive officers listed in last year’s proxy statement. We value the opinions of our stockholders, and the Compensation Committee carefully considers the feedback it receives. Accordingly, the Compensation Committee will continue to consider the outcome of future say-on-pay votes and our stockholders’ views when making future compensation decisions.
32 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
ENGAGEMENT OF COMPENSATION CONSULTANT
The Compensation Committee has the sole authority to retain, obtain the advice of, and terminate, any compensation consultant, independent legal counsel, or other advisors to assist the Compensation Committee in the discharge of its duties and responsibilities, including the evaluation of director and executive compensation. While none of the components of the executive compensation program in effect during 2024 (including the Legacy Program) were guided by a compensation consultant, the Compensation Committee did engage independent legal counsel (Alston & Bird LLP) and a compensation consultant (Willis Towers Watson US LLC) to provide feedback on the Company’s current compensation practices. As the Company continues to evolve as a new publicly-traded company, we anticipate that the feedback provided to the Compensation Committee by compensation consultants will guide future decision-making on executive compensation program design.
ELEMENTS OF 2024 EXECUTIVE COMPENSATION
For 2024, the principal components of compensation for Mr. McGuirk were base salary, a portion of the bi-annual bonus, an annual RSU award and certain other benefits, generally provided in Mr. McGuirk’s compensation arrangement approved by the Liberty Compensation Committee in 2023. Similarly, the principal components of compensation for Messrs. Schiller, Plant and Heller and Ms. Robinson were base salary, annual incentive bonuses, equity incentive compensation and certain other benefits, generally provided in their Executive Employment Agreements. The principal components of compensation for our former executive officers, Messrs. Maffei and Wendling, were base salary, bonus awards, equity incentive compensation and certain other benefits. Each element of executive compensation is described below in more detail.
BASE SALARIES
Current NEOs
Base salaries are set to attract and retain high-performing executive talent. The determination of each Current NEO’s base salary is specified in their respective Executive Employment Agreement (other than Mr. McGuirk), and is based on personal performance, experience in the role, competitive rates of pay for comparable roles, the significance of the role to the Company, the availability of potential replacement executives and anticipated contributions to Company performance. The base salaries for our Current NEOs were governed by Mr. McGuirk’s compensation arrangement and the Executive Employment Agreements and were as follows:
Name	2024 Base Salary
Terence F. McGuirk	$1,050,000
Derek G. Schiller	$2,000,000
Michael P. Plant	$1,200,000
Gregory J. Heller	$800,000
Jill L. Robinson	$800,000
ATLANTA BRAVES HOLDINGS / 33

EXECUTIVE COMPENSATION
Former Executives
Mr. Maffei’s base salary was governed by the terms of the 2019 Maffei Employment Agreement. For 2024, Mr. Maffei’s base salary was $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Pursuant to the 2019 Maffei Employment Agreement and the Services Agreement, Liberty Media paid Mr. Maffei’s base salary directly, and the Company reimbursed Liberty Media for the Company’s allocable portion. In 2024, the portion of Mr. Maffei’s aggregate annual base salary allocated to the Company was 8% or $240,000. Under the terms of the 2019 Maffei Employment Agreement, the Company was obligated to pay the net present value of the Company’s allocable portion of Mr. Maffei’s base salary for the full year after his resignation as an officer of the Company.(2) No base salary for Mr. Wendling was allocated to the Company for 2024.
BONUS AWARDS
Current NEOs
Mr. McGuirk’s compensation arrangement provides that Mr. McGuirk will be paid a bi-annual bonus. Mr. McGuirk’s next bi-annual bonus was scheduled to be paid in May 2025 (subject to his continued employment through such date) and was to equal $4,000,000. The Compensation Committee elected to accelerate half of Mr. McGuirk’s 2025 bi-annual bonus payment with Mr. McGuirk receiving $2,000,000 in December 2024. The remaining $2,000,000 of Mr. McGuirk’s 2025 bi-annual bonus payment will be paid in May 2025 (subject to his continued employment through such date).
Former Executives
At its March 2024 meeting, the Compensation Committee approved target and maximum bonus amounts and performance metrics(3) for the 2024 performance-based cash bonus program for the Company’s then-current executive officers, including Messrs. Maffei and Wendling. Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target and maximum bonus opportunity under the performance-based bonus program equal to $17 million and $34 million, respectively, in the aggregate for Liberty Media and each of the other Service Companies. Mr. Wendling was assigned a target and maximum bonus opportunity under the performance-based bonus program equal to $825,000 and $1.65 million, respectively, in the aggregate for Liberty Media and each of the other Service Companies. The portion of Messrs. Maffei and Wendling’s aggregate target and maximum bonus amount allocated to the Company was 8%. The 8% allocation resulted in the Compensation Committee approving target and maximum bonus opportunities of $1.36 million and $2.72 million, respectively, for Mr. Maffei and $66,000 and $132,000, respectively, for Mr. Wendling.
In connection with Mr. Maffei ceasing to provide services to the Company, which was characterized as a “Good Reason” resignation, the Company paid to Liberty Media the Company’s allocable portion of Mr. Maffei’s 2024 annual bonus (calculated at a payout level equal to target), which was paid by Liberty Media to Mr. Maffei following the close of the 2024 calendar year (“Maffei Bonus”). The Maffei Bonus totaled $1,360,000.
In connection with Mr. Wendling’s resignation from his position with the Company, the Compensation Committee determined it to be in the best interests of the Company to pay the Company’s allocable portion of the 2024 annual cash bonus (calculated at target) (“Wendling Bonus”) to Liberty Media, which Liberty Media agreed to pay to Mr. Wendling no later than March 2025. The Wendling Bonus totaled $107,580.

(2)
Mr. Maffei’s resignation from the Company is considered for “Good Reason” (as such term is defined in the Executive Employment Agreement) when Mr. Maffei continues to remain employed by Liberty Media. Upon resignation for “Good Reason,” the Company was obligated to pay to Liberty Media the net present value (determined by Liberty Media in good faith) of (1) an amount equal to the Company’s allocable portion of the Executive Allocated Expenses (as such term is defined in the Services Agreement) that would have been allocated to the Company from and after Mr. Maffei’s termination of services to the Company through December 31, 2024 (such amount, together with such amounts that are owed but that remain unpaid by the Company to Liberty Media through the termination of services to the Corporation, the “Liberty Media Executive Termination Payment”).

(3)
Similar to the Company’s 2023 performance-based cash bonus program, the 2024 program included two components, individual performance component and company performance component. These components were weighted 60% individual performance and 40% company performance. The performance components are not further described in this Proxy Statement since the performance metrics were not evaluated by the Compensation Committee for payout due to the resignations of Messrs. Maffei and Wendling in connection with the Services Transition.

34 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
ANNUAL INCENTIVE BONUSES
Current NEOs
For our Current NEOs, their annual incentive bonuses were designed as part of the Legacy Program. The Legacy Program’s annual incentive bonuses were designed to focus our Current NEOs on achieving superior performance against business objectives and results and, in addition, reward them for the achievement of specific individual performance and/or other goals which the Compensation Committee (including recommendations from Mr. McGuirk) subjectively determines based on their assessment of the executive’s performance during the year. The Legacy Program’s annual incentive bonuses were designed to link executive compensation directly to financial performance as well as individual executive performance during the applicable fiscal year. By conditioning a significant portion of our Current NEOs’ potential total cash compensation on the executive’s achievement of predetermined metrics and goals, we reinforce our focus on creating a strong pay-for-performance culture.
For 2024, all of our Current NEOs (other than Mr. McGuirk) were eligible to receive annual incentive bonuses based on the achievement of Braves Holdings(4) financial performance metrics and targets approved by the Board as part of their annual Company budget approval process.
The annual incentive bonuses for Messrs. Schiller, Plant and Heller and Ms. Robinson were governed by the Legacy Program and the Executive Employment Agreements. The Executive Employment Agreements specify each Current NEO’s eligible annual bonus opportunity amount. The following table shows the 2024 annual incentive bonus target amount for each Current NEO, as specified in each Current NEO’s Executive Employment Agreement:
Name	2024 Annual Incentive Bonus Target Amount	Bonus Target Amount as % of Base Salary
Derek G. Schiller	$1,080,000	54%
Michael P. Plant	$600,000	50%
Gregory J. Heller	$400,000	50%
Jill L. Robinson	$400,000	50%
The following table shows the weighting of the 2024 performance metrics for each Current NEO, expressed as a percentage of each Current NEO’s 2024 total annual incentive bonus opportunity.
Name	Financial Performance	Personal Goal Attainment	Qualitative Discretionary
Derek G. Schiller	50%	40%	10%
Michael P. Plant	50%	40%	10%
Gregory J. Heller	50%	40%	10%
Jill L. Robinson	50%	40%	10%
Financial Performance Component
The financial performance component of the annual incentive bonus included both a “Revenue” metric and an “Adjusted OIBDA”(5) metric that were based on financial performance related to the Braves Holdings, not the Company as a whole. The target amounts for both of these metrics were in line with the Board-approved 2024 budget of the Company, with potential payouts ranging from 50% to 150% of target for each metric. The “Revenue” and “Adjusted OIBDA” targets established by the Compensation Committee were an increase over the previous year’s results and were intended to motivate our

(4)
The Legacy Program measured financial performance of Braves Holdings, not the Company’s financial performance as a whole. This is due to the Current NEOs historically being evaluated on Braves Holdings performance prior the Services Transition. Braves Holdings consists of the following reportable segments as disclosed in our 2024 Form 10-K, which was filed on March 3, 2025 with the SEC: “Baseball” and “Mixed-Use Development.” The “Corporate and Other” reportable segment is not included in Braves Holdings.

(5)
For a reconciliation of Braves Holdings Adjusted OIBDA to operating income (loss), see Appendix A to this Proxy Statement.

ATLANTA BRAVES HOLDINGS / 35

EXECUTIVE COMPENSATION
Current NEOs to achieve strong financial performance. A bonus sliding scale was used for percentage payouts, with a higher payout resulting from stronger financial performance results for each metric.
The following table shows the targets, maximum and actual performance levels, along with the payout multiple of target incentive opportunity, for the “Revenue” metric of the annual incentive bonus opportunities for our Current NEOs:
Braves Holdings Revenue	Level of Achievement	Level of Achievement %	Payout as % of Bonus Target Opportunity
Level 1 Target	$609.2 million	90%	100%
Level II Target	$676.9 million	100%	125%
Maximum	$744.6 million	110%	150%
Actual	$662.8 million	98%	120%
The following table shows the target, maximum and actual performance levels, along with the payout multiple of target incentive opportunity, for the “Adjusted OIBDA” metric of the annual incentive bonus opportunities for our Current NEOs:
Braves Holdings Adjusted OIBDA	Level of Achievement	Level of Achievement %	Payout as % of Target Opportunity
Target	$71.7 million	100%	100%
Maximum	$78.9 million	110%	150%
Actual	$60.6 million(6)	84%	50%
At its February 2025 meeting, the Compensation Committee evaluated the Braves Holdings “Revenue” and “Adjusted OIBDA” metrics for 2024 against the predetermined targets for purposes of calculating the financial performance component payout of the annual incentive bonuses for our Current NEOs. As a result of 2024 Braves Holdings’ financial performance, the Compensation Committee approved a 120% payout for the “Revenue” metric and a 50% payout, as contemplated by the bonus sliding scale, for the “Adjusted OIBDA” metric of the financial performance component of the annual incentive bonus. This resulted in an approximate blended 85% payout for the financial performance component of the annual incentive bonus for our Current NEOs.
Personal Goal Attainment Component
For the 2024 Fiscal Year, the annual incentive bonuses also included a performance component that measured achievement against relevant personal, strategic goals specified for each Current NEO. At the beginning of the year, numerous specific goals aligned with the Company’s broad strategic initiatives were established for each Current NEO.
The personal goal attainment component for Current NEO payouts was calculated based on the extent to which each Current NEO’s personal goals were achieved during the year. In 2024, the Current NEOs’ personal goals focused on numerous core strategies aimed at achieving the shared goal of achieving on and off the field success. To determine the level of achievement of the Current NEOs’ individual strategic performance criteria, Mr. McGuirk evaluated the performance of each Current NEO based on their individual strategic performance measures and made a recommendation to the Compensation Committee regarding each Current NEO’s level of achievement.
After evaluating each Current NEO’s performance against their individual performance goals, the Compensation Committee determined that each Current NEO would receive a 100% payout for the personal goal attainment component of their 2024 annual incentive bonus.
Qualitative Discretionary Component
The qualitative discretionary component of the annual incentive bonus is determined by the Compensation Committee at its discretion. In determining this component’s bonus amount, our Compensation Committee attempts to reward accomplishments that are important to the long-term health of the Company but that may not be reflected in the Company’s quantitative results. For 2024, the Compensation Committee approved a 150% payout for the qualitative discretionary

(6)
The “Adjusted OIBDA” metric of the financial performance component was modified by $8.5 million to account for a player contract adjustment.

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component, primarily due to the significant undertaking resulting from the Split-Off and the transition away from the Services Agreement with Liberty Media to management duties led by the Current NEOs.
2024 Annual Incentive Bonus Payout
Achievement of the financial performance, personal goal attainment and the qualitative discretionary performance components, taken together, resulted in annual incentive bonus payouts for 2024, as shown in the table below:
Name	Target Bonus	Payout as % of Target(1)	Total Bonus
Derek G. Schiller	$1,080,000	98%	$1,058,400
Michael P. Plant	$600,000	98%	$588,000
Gregory J. Heller	$400,000	98%	$392,000
Jill L. Robinson	$400,000	98%	$392,000

(1)
The total payout as a percentage of target is based on an 85% level of achievement for the financial performance component, a 100% level of achievement for the personal goal attainment component and a 150% level of achievement for the qualitative discretionary component of the annual incentive bonus (as described above).

EQUITY INCENTIVE COMPENSATION
The Atlanta Braves Holdings, Inc. 2023 Omnibus Incentive Plan (the “2023 Incentive Plan”) provides for the grant of equity incentive awards (in the form of stock options, restricted shares, RSUs, stock appreciation rights (“SARs”) and performance awards). Subject to share availability considerations, our Compensation Committee has historically preferred granting stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2023 Incentive Plan) based on the belief that they better promote the retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our Compensation Committee that stock options be awarded with an exercise price equal to fair market value on the date of grant. The Compensation Committee will continue to review and adjust the annual award mix to serve stockholders’ best interests through sustained long-term financial and stock price performance.
The annual grant of equity incentive awards to our NEOs has historically been made at the last regularly scheduled Compensation Committee meeting of the calendar year (typically held in December) subject to any change at the discretion of the Compensation Committee. In addition, the Compensation Committee may, from time to time, provide an equity award to one or more of our NEOs to retain and reward key talent or to reflect increased responsibilities. The Compensation Committee may also review and approve equity awards for employee promotions and new hires. We monitor and periodically review our equity grant policies to ensure compliance with plan rules and applicable law. We do not have a program, plan or practice to time our equity grants in coordination with the release of material, non-public information.
Current NEOs
Pursuant to Mr. McGuirk’s compensation arrangement and the Executive Employment Agreements with Messrs. Schiller, Plant and Heller and Ms. Robinson, the table below sets forth the number of RSUs awarded to each Current NEO in 2024:
Name	Number of RSUs Awarded(1)	Target Fair Value for 2024 Awards(2)
Terence F. McGuirk	27,000	$1,080,000
Derek G. Schiller	18,750	$750,000
Michael P. Plant	20,000	$800,000
Gregory J. Heller	13,750	$550,000
Jill L. Robinson	13,750	$550,000

(1)
The number of RSUs approved by the Compensation Committee for each Current NEO was based on the closing price of $40.00 for BATRK on December 4, 2024.

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(2)
In December 2023, the Compensation Committee elected to grant 50% of the 2024, 2025 and 2026 annual equity awards provided for in the Executive Employment Agreements for each Current NEO. The December 2023 grants were in the form of stock options and RSUs and were equal to 50% of three years of the annual equity awards provided for in the respective Executive Employment Agreement. For more information on these grants, see “—Outstanding Equity Awards at 2024 Fiscal Year-End” below. The fair value amounts in this column reflect the remaining 50% balance of the annual equity award amounts set forth in each Current NEO’s Executive Employment Agreement that were granted in December 2024.

Former Executives
The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the Liberty Compensation Committee structured his annual equity award grants as either option awards or performance-based restricted stock units (“Performance RSUs”) with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the Company’s stockholders and flexibility to the Liberty Compensation Committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from Liberty Media and the Service Companies in 2024 a combined target equity award value of $17.5 million comprised of time-vested stock options, Performance RSUs or a combination of award types, at Mr. Maffei’s election. The portion of Mr. Maffei’s target equity award value allocated to the Company was 8% or $1.36 million.
Mr. Maffei elected to receive 100% Performance RSUs in lieu of stock options for 2024. At its March 2024 meeting, the Compensation Committee granted 35,044 Performance RSUs with respect to BATRK to Mr. Maffei (the “2024 Maffei Performance RSUs”) in satisfaction of the Company’s obligations under the 2019 Maffei Employment Agreement for a portion of Mr. Maffei’s aggregate annual equity award value for 2024. Mr. Maffei would have the opportunity to earn between 0% and 150% of the 2024 Maffei Performance RSUs upon certification of the satisfaction of discretionary performance objectives established by the Compensation Committee, including the financial performance of the Company, personal performance of Mr. Maffei based on his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance.
Additionally, at its March 2024 meeting, the Compensation Committee granted 2,130 Performance RSUs with respect to BATRK to Mr. Wendling (the “2024 Wendling Performance RSUs”). Mr. Wendling would have the opportunity to earn the 2024 Wendling Performance RSUs upon certification of the satisfaction of discretionary performance objectives established by the Company’s chief executive officer, including the financial performance of the Company, personal performance of Mr. Wendling based on his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance.
In connection with the Services Transition, our Compensation Committee elected to vest 100% of the target amount of 2024 Maffei Performance RSUs and 100% of the target amount of 2024 Wendling Performance RSUs, which vestings occurred in August 2024.
OTHER BENEFITS
Benefits offered to our Current NEOs generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage.
Defined Contribution Plans. The Company sponsors the Atlanta Braves 401(k) Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. Under the Savings Plan, participants may contribute to their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401(k) after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides fully-vested matching contributions equal to 100% of the first 10% of eligible pay contributed on a pre-tax or Roth 401(k) after-tax basis by participating employees. The cost to the Company of the matching contributions made to the Savings Plan in 2024 in respect of Current NEOs under the Savings Plan are set forth in the Summary Compensation Table below.
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Defined Benefit Plans. Certain of the Company’s Non-Uniformed personnel, including certain executive officers, participate in a defined benefit pension plan (the “Non-Uniformed Personnel Pension Plan”). Benefits under the Non-Uniformed Personnel Pension Plan generally are based on an employee’s years of service and compensation during the years immediately preceding retirement. The Company’s funding policy is to contribute amounts deductible for federal income tax purposes, which may vary from pension costs for financial reporting purposes. During October 2020, the Company amended and froze the Non-Uniformed Personnel Pension Plan, which limited future participation. Specifically, employees hired or re-hired on or after October 1, 2020 are not eligible to participate in the Non-Uniformed Personnel Pension Plan. Effective December 31, 2030, the Non-Uniformed Personnel Pension Plan will be permanently frozen to future benefit accruals. More information regarding the Non-Uniformed Personnel Pension Plan is provided in the Pension Benefits table under “—2024 Pension Benefits” below.
Event Tickets. From time-to-time certain employees, including Current NEOs (and their guests), will receive access to tickets to events at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites. However, current NEOs are taxed on certain usage of tickets used by family or other associates based on an attendance threshold of the event.
PERQUISITES
The Company provides certain perquisites to executive officers as described below. Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We did not provide gross-up payments to our executives last year. Additional information concerning perquisites received by each NEO is set forth in the Summary Compensation Table below.
Current NEOs
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
an auto lease and allowance pursuant to their Executive Employment Agreements;

•
in the case of Messrs. Schiller and Plant, reimbursement of certain club dues pursuant to their Executive Employment Agreements; and

•
on occasion, Mr. McGuirk has had family members and other guests accompany him on the Company’s leased aircraft when traveling on business at nominal or no incremental cost to the Company.

Aircraft Usage.   In September 2014, a subsidiary of the Company entered into an aircraft time sharing agreement with St. Simons Management & Flight Operations, LLC (“St. Simons”), a company owned by Terence F. McGuirk. Under the agreement, St. Simons leases an aircraft to a subsidiary of the Company and provides a fully qualified flight crew for all operations on a periodic, non-exclusive time-sharing basis. The aircraft time sharing agreement does not provide Mr. McGuirk or any of the other NEOs with any personal use of the aircraft at the expense of the Company.
Former Executives
The perquisites and other personal benefits that were available to our former executives (that were not otherwise available to all of our salaried employees) consisted of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between the Company and Liberty Media); and

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between the Company and Liberty Media), which is primarily used for business purposes.

Aircraft Usage. On occasion, and with appropriate approvals, former executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business. Our current executives did not travel on or use Liberty Media’s corporate aircraft.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media,
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EXECUTIVE COMPENSATION
subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2023, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment with Liberty Media or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for “Good Reason” or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (“SIFL”) rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on Company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to the Company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight costs as compared to the cost of using Company-owned aircraft. Mr. Maffei’s entitlement to personal flight time that would be allocated to our Company ended on August 31, 2024, in connection with Mr. Maffei stepping down as CEO of our Company.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to the Services Agreement, the Company pays Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei’s use of Liberty Media’s corporate aircraft for the Company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to the Company under the Services Agreement. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the NEO’s compensation that is subject to that limitation exceeds $1 million. See “—Tax and Accounting Considerations” below.
TAX AND ACCOUNTING CONSIDERATIONS
In developing the 2024 compensation packages for the NEOs, pursuant to which certain elements of the NEOs’ 2024 compensation granted by Liberty Media was allocated to the Company following the Split-Off, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of
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EXECUTIVE COMPENSATION
Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the NEOs may not be deductible due to the application of Section 162(m) of the Code. Our Compensation Committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the NEOs is not material relative to the benefit of being able to attract and retain talented management.
The Compensation Committee and management also consider the accounting implications of our executive officer compensation program. The expenses associated with executive compensation issued to our executive officers and other key associates are reflected in our financial statements. We account for stock-based compensation programs in accordance with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation, which requires companies to recognize in the income statement the grant date fair value of equity-based compensation issued to executives over the vesting period of such awards.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq rules.
Specifically, the policy requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that the Company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, the Company has maintained its recoupment provisions whereby the Company may require an executive to repay or return to the Company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our Compensation Committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our Compensation Committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of the Company’s common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or Company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of Company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of Company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.
Additionally, we include in our equity-based award agreements a right, in favor of the Company, to require the executive to repay or return to the Company, upon a reasonable determination by our Compensation Committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or at any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or at any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of the Company’s stock equal to at least three times (3x) the value of the annual performance RSUs granted by the Company to such executive officer. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. The ownership guidelines prescribe that the Nominating and Corporate Governance Committee evaluate executive officer performance against the guidelines on an annual basis. For
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EXECUTIVE COMPENSATION
information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee members whose names appear on the Compensation Committee Report below comprised the Compensation Committee during 2024. No member of our Compensation Committee during 2024 is or has been an officer or employee of the Company or has engaged in any related party transaction in which the Company was a participant.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Submitted by the Members of the Compensation Committee
Wonya Y. Lucas, Chair
Brian M. Deevy
Diana M. Murphy
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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/24)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Current NEOs
Terence F. McGuirk Chairman of the Board, President and Chief Executive Officer	2024	1,050,000	2,000,000	1,080,000	–	–	118,356	67,430	4,315,786
	2023	1,050,000	3,000,000	2,816,577	1,690,728	–	154,850	46,342	8,758,497
Derek G. Schiller Executive Vice President, Business	2024	2,000,000	–	750,000	–	1,058,400	35,492	66,394	3,910,286
Michael P. Plant Executive Vice President, Development	2024	1,200,000	–	800,000	–	588,000	69,591	69,820	2,727,411
Gregory J. Heller Executive Vice President, Chief Legal Officer and Secretary	2024	800,000	–	550,000	–	392,000	29,548	45,464	1,817,012
Jill L. Robinson Executive Vice President, Chief Financial Officer and Treasurer	2024	800,000	–	550,000	–	392,000	41,018	52,964	1,835,982
Former Executives
Gregory B. Maffei Former Chairman of the Board, President and Chief Executive Officer	2024	220,000	1,360,000	1,351,998	–	–	–	60,248	2,992,246
	2023	210,000	–	–	–	1,939,700	–	46,635	2,196,335
Brian J. Wendling Former Principal Financial Officer and Chief Accounting Officer	2024	–	107,580	82,175	–	–	–	–	189,755
	2023	–	–	139,539	139,603	70,854	–	–	349,996

(1)
For Mr. Maffei, represents only that portion of his base salary allocated to the Company.

(2)
For Mr. McGuirk, reflects a portion of the 2025 bi-annual bonus paid to Mr. McGuirk in December 2024 and the 2023 bi-annual bonus paid to Mr. McGuirk in May 2023, in accordance with Mr. McGuirk’s compensation arrangement. For Messrs. Maffei and Wendling, reflects the payments of the Maffei Bonus and the Wendling Bonus to Mr. Wendling in connection with the Services Transition. See “—Compensation Discussion and Analysis—Bonus Awards.”

(3)
Reflects the grant date fair value of RSUs granted to the NEO in the applicable year. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the 2024 Fiscal Year (which are included in our 2024 Form 10-K). For the 2024 Performance RSUs granted to each of Messrs. Maffei and Wendling, the grant date fair value is calculated using the target number of 2024 Performance RSUs awarded, which was the assumed probable outcome as of the grant date. As discussed earlier in this Proxy Statement, the vesting of the 2024 Performance RSUs and the service-based RSUs held by each of Messrs. Maffei and Wendling was accelerated to August 2024, in connection with the Services Transition and, specifically with respect to the acceleration and vesting of the 2024 Performance RSUs, such 2024 Performance RSUs were deemed satisfied at 100% of “target.” See “—Compensation Discussion and Analysis—Equity Incentive Compensation.”

(4)
Reflects the grant date fair values of options granted to the NEO in the applicable year, computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the 2024 Fiscal Year (which are included in our 2024 Form 10-K).

(5)
Includes annual incentive bonuses earned with respect to the 2024 and 2023 fiscal years. For more detail, see above under “—Compensation Discussion and Analysis—Annual Incentive Bonuses.”

(6)
Reflects change in the Non-Uniformed Personnel Pension Plan value as used for accounting purposes according to U.S. generally accepted accounting principles (“GAAP”). For more detail, see below under “—2024 Pension Benefits.”

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EXECUTIVE COMPENSATION
(7)
Includes the following amounts, which, in the case of Messrs. Maffei and Wendling were allocated to the Company:

	Current NEOs					Former Executives
	Mr. McGuirk	Mr. Schiller	Mr. Plant	Mr. Heller	Ms. Robinson	Mr. Maffei	Mr. Wendling
Compensation related to personal use of corporate aircraft(a)	–	–	–	–	–	56,210	–
Life insurance premiums	9,888	2,622	14,478	2,622	2,622	602	–
Matching 401(k) contributions(b)	30,500	30,500	30,500	23,000	30,500	2,760	–
Travel expenses(c)	–	7,230	–	–	–	676	–
Club dues	–	5,000	5,000	–	–	–	–
Auto allowance / Lease	27,042	21,042	19,842	19,842	19,842	–	–

(a)
In the case of Mr. Maffei, calculated based on aggregate incremental cost of such usage allocated to the Company. On occasion, Mr. McGuirk has had family members and other guests accompany him on the Company’s leased aircraft when traveling on business at nominal or no incremental cost to the Company. For more information, see “—Perquisites—Former Executives.”

(b)
Current NEOs participate in the Atlanta Braves 401(k) Plan. For more information, see “—Compensation Discussion and Analysis—Other Benefits—Defined Contribution Plans.”

(c)
For Current NEOs, family and/or associates occasionally travel alongside an executive resulting in additional expenses. For Mr. Maffei, represents personal use of a Liberty Media-owned apartment in New York City which is primarily used for business purposes.

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
The following describes the material terms of the McGuirk compensation arrangement, which was approved by the Liberty Media Compensation Committee in December 2022, and the Executive Employment Agreements that were entered into prior to the Split Off. Each Executive Employment Agreement also provides severance benefits in the event the respective executive officer’s employment is terminated under certain circumstances. For a description of the severance benefits, see “Potential Payments Upon Termination or Change in Control” below. Mr. McGuirk is not entitled to any severance payments or benefits in connection with the termination of his employment. Additionally, each Executive Employment Agreement was filed as an exhibit to our 2024 Form 10-K, which was filed on March 3, 2025 with the SEC.
Current NEOs
TERENCE F. MCGUIRK
Mr. McGuirk’s compensation arrangement provides for (i) an annual base salary of $1,050,000, (ii) a bi-annual bonus that resulted in Mr. McGuirk receiving $3,000,000 in May 2023 and $2,000,000 in December 2024 with $2,000,000 payable in May 2025 (subject to his continued employment through each such date), (iii) an annual RSU award that vests in one year and has a grant date value of $1,080,000 and (iv) a multiyear option and multiyear RSU award that, together, had a grant date fair value of $3,240,000. In December 2023, pursuant to Mr. McGuirk’s compensation arrangement, and in line with our Compensation Committee’s plan to make larger equity award grants equaling approximately three years’ value of annual grants (that vest over the same number of years) rather than making annual grants over the same period, Mr. McGuirk received a multiyear option and multiyear RSU award that, together, had a target fair value of approximately $3,240,000.
DEREK G. SCHILLER
Mr. Schiller’s employment agreement became effective January 1, 2023. The term of his agreement began on the effective date and ends December 31, 2027, provided that the term will automatically extend to December 31, 2028 if notice is not provided to Mr. Schiller by December 31, 2025 that the term will terminate on December 31, 2027. His employment agreement provides for an annual base salary of $2 million for 2024 (with an annual increase of $100,000 each year thereafter and $200,000 if extended to December 31, 2028), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $1,080,000 for 2024 (with annual increases between $60,000 – $120,000 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1.5 million.
MICHAEL P. PLANT
Mr. Plant’s employment agreement became effective March 15, 2023. The term of his agreement began on the effective date and ends December 31, 2027. His employment agreement provides for an annual base salary of $1.2 million for 2024 (with an annual increase of $100,000 each year thereafter), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $600,000 for 2024 (with an annual increase of $50,000 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1.6 million.
GREGORY J. HELLER
Mr. Heller’s employment agreement became effective March 6, 2023. The term of his agreement began on the effective date and ends December 31, 2027. His employment agreement provides for an annual base salary of $800,000 for 2024 (with an annual increase of $25,000 each year thereafter), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $400,000 for 2024 (with an annual increase of $12,500 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1.1 million.
JILL L. ROBINSON
Ms. Robinson’s employment agreement became effective March 6, 2023. The term of her agreement began on the effective date and ends December 31, 2027. Her employment agreement provides for an annual base salary of $800,000
ATLANTA BRAVES HOLDINGS / 45

EXECUTIVE COMPENSATION
for 2024 (with an annual increase of $25,000 each year thereafter), an annual cash incentive bonus opportunity (based on pre-established Company and executive performance goals) equal to $400,000 for 2024 (with an annual increase of $12,500 each year thereafter) and annual equity awards with an aggregate grant date fair value of $1.1 million.
Former Executives
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase), an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Maffei Term Equity Awards
Also on December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the “Upfront Awards”) to be granted in two equal tranches. The first tranche of Mr. Maffei’s Upfront Awards granted in December 2019 consisted of time-vested stock options from each Liberty Media, Liberty Broadband, QVC Group and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor that vested, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 15, 2023). Liberty Media’s portion of the Upfront Awards granted in December 2019 consisted of, in part, 313,224 stock options to purchase shares of its former Series C Liberty Braves common stock, with a term of seven years.
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of Liberty Media, Liberty Broadband, QVC Group and GCI Liberty and time-vested RSUs from Liberty TripAdvisor. The Upfront Awards granted in December 2020 were to vest, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on the fourth anniversary of its grant date), subject to Mr. Maffei’s continued employment, except as described below. Liberty Media’s portion of the Upfront Awards granted in December 2020 consisted of, in part, 352,224 stock options to purchase shares of its former Series C Liberty Braves common stock, with a term of seven years (the “2020 Maffei Term Options”).
In connection with the Split-Off, the Upfront Awards held by Mr. Maffei with respect to shares of Liberty Media’s former Series C Liberty Braves common stock were substituted by the Company into equity awards with respect to BATRK common stock, subject to the same terms and conditions as the original Upfront Awards granted by Liberty Media.
In connection with the Services Transition, the 2020 Maffei Term Options vested in full on August 29, 2024 and remain exercisable for the remainder of the term of the applicable equity award agreement.
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the “Annual Options”), performance-based RSUs (“Annual Performance RSUs”) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the “Annual Awards”). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable other Service Company with respect to its allocable portion of the Annual Performance RSUs.
In connection with the Split-Off, the Annual Performance RSUs granted by Liberty Media in 2023 with respect to shares of its former Series C Liberty Braves common stock were substituted by the Company into equity awards with respect to BATRK common stock, subject to the same terms and conditions as the original Annual Performance RSUs granted by
46 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Liberty Media. Pursuant to the terms of the Services Agreement, the Company granted its allocable portion of Mr. Maffei’s Annual Awards beginning in 2024.
In connection with the Services Transition, the Annual Performance RSUs granted by the Company in 2024 vested in full on August 29, 2024 at 100% of target. For more information, please see “—Elements of Our Executive Compensation Program—Equity Incentive Compensation—Former Executives.”
Termination Payments and Benefits
As part of the Services Transition, Mr. Maffei stepped down from his executive officer position with the Company, effective August 31, 2024. Mr. Maffei’s resignation from his position with the Company was considered to be “Good Reason” under the terms of the 2019 Maffei Employment Agreement, entitling Mr. Maffei to full vesting of the 2020 Maffei Term Options and the annual performance-based RSUs granted by us for 2024 and Mr. Maffei also received the Company’s allocated portion of the annual cash performance bonus for 2024.
EQUITY INCENTIVE PLANS
The 2023 Incentive Plan is designed to provide additional remuneration to eligible officers and employees of the Company, our nonemployee directors and independent contractors and employees of Liberty Media providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2023 Incentive Plan (collectively, as used in this description of the 2023 Incentive Plan, “Awards”). The maximum number of shares of the Company’s common stock with respect to which awards may be granted is 7,250,000 shares, subject to anti-dilution and other adjustment provisions of the 2023 Incentive Plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of the Company’s common stock issuable pursuant to Awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by the Company, including shares purchased on the open market. The 2023 Incentive Plan is administered by the Compensation Committee with regard to all awards granted under the 2023 Incentive Plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the Compensation Committee), and the Compensation Committee has full power and authority to determine the terms and conditions of such Awards. The 2023 Incentive Plan is the only incentive plan under which awards will be made.
ATLANTA BRAVES HOLDINGS / 47

EXECUTIVE COMPENSATION
2024 GRANTS OF PLAN-BASED AWARDS
The table below presents information regarding awards granted during the 2024 Fiscal Year to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of RSUs and Performance RSUs.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Current NEOs
Terence F. McGuirk
	12/4/2024							27,000			$1,080,000
Derek G. Schiller	–		$1,080,000
	12/4/2024							18,750			$750,000
Michael P. Plant	–		$600,000
	12/4/2024							20,000			$800,000
Gregory J. Heller	–		$400,000
	12/4/2024							13,750			$550,000
Jill L. Robinson	–		$400,000
	12/4/2024							13,750			$550,000
Former Executives
Gregory B. Maffei	–		$1,360,000	$2,720,000
	3/11/2024					35,044	52,566				$1,351,998
Brian J. Wendling	–		$66,000	$132,000
	3/11/2024					2,130	—				$82,175

(1)
For Current NEOs, reflects the possible payouts with respect to annual incentive awards under the Company’s annual incentive bonus for performance in the 2024 Fiscal Year. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary as of such fiscal year end. There is no threshold or maximum amount for annual incentive awards. The amounts of annual incentive awards actually paid for performance in the 2024 Fiscal Year are disclosed in the Non-Equity Incentive Plan Compensation columns and related footnotes thereto of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis—Elements of Our Compensation Program—Annual Incentive Bonus.”

For Former Executives, reflects the possible payouts with respect to the 2024 performance-based cash bonus program for the Company’s then-current executive officers, including Messrs. Maffei and Wendling. For more information regarding the terms of the 2024 performance-based cash bonus program, please see “Compensation Discussion & Analysis—Elements of Our Compensation Program—Bonus Awards—Former Executives.”
(2)
Includes the Performance RSUs granted to Former Executives on March 11, 2024. For more information regarding the Performance RSU grants, please see “—Elements of Our Executive Compensation Program—Equity Incentive Compensation—Former Executives.” The Performance RSUs vested in full on August 29, 2024 in connection with the Services Transition.

(3)
For Current NEOs, reflects the 2024 annual RSUs granted, which vest on December 4, 2025, subject to the Current NEOs continued employment through such date.

(4)
Reflects the aggregate grant date fair value. RSUs and Performance RSUs have grant date fair values equal to the fair market value of the underlying stock on the date of grant.

48 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2024 and held by the NEOs, including their legacy Liberty Media equity awards with respect to Liberty Media’s former Series C Liberty Braves common stock before the Split-Off and converted by the Company into equity awards with respect to our BATRK common stock in connection with the Split-Off.
	Option Awards					Stock Awards
Name	Grant Date(1)(2)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(3)
Terence F. McGuirk
Option Awards
BATRK	12/10/2020	380,526		$27.18	12/10/2027
BATRK	12/11/2023	38,056	76,114	$37.45	12/11/2030
RSU Awards
BATRK	12/11/2023					30,084	$1,151,014
BATRK	12/4/2024					27,000	$1,033,020
Derek G. Schiller
Option Awards
BATRK	12/10/2020	285,395		$27.18	12/10/2027
BATRK	12/11/2023	28,190	56,380	$37.45	12/11/2030
RSU Awards
BATRK	12/11/2023					22,284	$852,586
BATRK	12/4/2024					18,750	$717,375
Michael P. Plant
Option Awards
BATRK	12/10/2020	285,395		$27.18	12/10/2027
BATRK	12/11/2023	28,190	56,380	$37.45	12/11/2030
RSU Awards
BATRK	12/11/2023					22,284	$852,586
BATRK	12/4/2024					20,000	$765,200
Gregory J. Heller
Option Awards
BATRK	12/10/2020	190,263		$27.18	12/10/2027
BATRK	12/11/2023	19,380	38,762	$37.45	12/11/2030
RSU Awards
BATRK	12/11/2023					15,321	$586,181
BATRK	12/4/2024					13,750	$526,075
Jill L. Robinson
Option Awards
BATRK	12/10/2020	190,263		$27.18	12/10/2027
BATRK	12/11/2023	19,380	38,762	$37.45	12/11/2030
RSU Awards
BATRK	12/11/2023					15,321	$586,181
BATRK	12/4/2024					13,750	$526,075
Gregory B. Maffei
Option Awards
BATRK	3/6/2019	6,908		$27.73	3/6/2026
BATRK	12/15/2019	313,342		$29.10	12/15/2026
BATRK	3/11/2020	136,528		$20.07	3/11/2027
BATRK	12/10/2020	352,224		$26.36	12/10/2027
BATRK	3/9/2022	94,859		$25.49	3/9/2029
Brian J. Wendling
Option Awards
BATRK	12/10/2020	13,649		$26.36	12/10/2027
BATRK	12/11/2023	9,427		$37.45	12/11/2030

(1)
The option awards and RSU awards granted on December 11, 2023 vest in three equal installments on each of the first through third anniversaries of the date of grant subject to continued employment through the vesting date.

(2)
The RSU awards granted on December 4, 2024 fully vest on the first anniversary of the date of grant subject to continued employment through the vesting date.

(3)
Based on the closing price of the Company’s stock on December 31, 2024 ($38.26), the final trading day of the 2024 Fiscal Year.

ATLANTA BRAVES HOLDINGS / 49

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED DURING 2024
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our NEOs, in each case, during 2024.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting(1)	Value realized on vesting
Terence F. McGuirk	–	–	45,125	$1,795,073
Derek G. Schiller	–	–	33,426	$1,329,686
Michael P. Plant	–	–	33,426	$1,329,686
Gregory J. Heller	–	–	22,980	$914,144
Jill L. Robinson	–	–	22,980	$914,144
Gregory B. Maffei	194,929	$2,963,763	66,303	$2,729,352
Brian J. Wendling	–	–	7,356	$314,518

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

2024 PENSION BENEFITS
The following table summarizes certain information for our Current NEOs under the Non-Uniformed Personnel Pension Plan, which is a defined benefit plan, for the 2024 Fiscal Year. Our Former Executives did not participate in the Non-Uniformed Personnel Pension Plan. In October 2020, the Non-Uniformed Personnel Pension Plan was amended to limit future participation. Specifically, employees hired or re-hired on or after October 1, 2020, are not eligible to participate in the Non-Uniformed Personnel Pension Plan. Effective December 31, 2030, the Non-Uniformed Personnel Pension Plan will be permanently frozen to future benefit accruals.
Name	Plan Name	Number of Years Credited Services	Present Value of Accumulated Benefit(1)(2)	Payments during Last Fiscal Year
Terence F. McGuirk	Non-Uniformed Personnel Pension Plan	18	$1,024,117	$90,935
Derek G. Schiller	Non-Uniformed Personnel Pension Plan	18	$717,336	–
Michael P. Plant	Non-Uniformed Personnel Pension Plan	18	$1,270,550	–
Gregory J. Heller	Non-Uniformed Personnel Pension Plan	17.58	$656,482	–
Jill L. Robinson	Non-Uniformed Personnel Pension Plan	5.67	$241,599	–

(1)
The actuarial present value of the accumulated plan benefit is based on the accrued benefit in each plan as of December 31, 2024, using the plan’s benefit formula and actual earnings and service through December 31, 2024. The calculation is based on the same assumptions used for financial reporting purposes under GAAP. The benefits in the “2024 Pension Benefits” table above have been calculated using a normal retirement age of 65 (or current age if later), as defined in the Non-Uniformed Personnel Pension Plan. No “preretirement decrements” have been assumed (i.e., no preretirement death, disability or termination is assumed).

(2)
Key assumptions used to calculate the defined benefit value as of December 31, 2024 are as follows: (i) discount rate of 5.75%, (ii) Pri-2012 mortality table and MP-2021 to project future mortality improvements. No lump sum option is offered through the Non-Uniformed Personnel Pension Plan, so no lump sum payments were assumed upon retirement.

The key provisions of the Non-Uniformed Personnel Pension Plan applicable to our NEOs are as follows:
•
Benefit calculation. 2% of average pensionable earnings for each year of pension service up to 30 years. Average pensionable earnings is the average of an employee’s highest five consecutive plan years of annual earnings, during the ten-year period which ends on the earlier of the participant’s termination date or retirement date. Pension

50 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
service was frozen for participants who elected to participate in the enhanced defined contribution plan effective December 31, 2020. However, all Current NEOs elected to continue accruing service in the Non-Uniformed Personnel Pension Plan.
•
Definition of  “compensation.” W-2 earnings, including any cafeteria plan deferrals, dependent care assistance deferrals, and any other employee deferrals to a qualified retirement plan, but excluding any reimbursements, fringe benefits, moving expenses, deferred compensation, welfare benefits, signing bonuses, severance, IRC Section 132 deductions taken pursuant to the Transportation Equity Act, and any earnings earned as a non-resident alien (assuming the employee earned no income in the US). MLB postseason shares are excluded from pensionable pay.

•
Vesting. Participants are vested after completing five years of vesting service (or upon death or retirement from active status).

•
Early Retirement Benefits. Pension benefit determined as of early retirement date, reduced 7/12% for each of the first 60 months and 1/3% for each of the next 60 months by which payment precedes the normal retirement date (age 65). Participants are eligible to retire before the normal retirement date upon attaining age 55 and completing ten years of vesting service.

•
Death Benefit. If not eligible for early or normal retirement, 50% of the pension benefit as of the date of death, reduced for the 50% joint and survivor election and reduced for payment as early as the participant’s 55th birthday. If eligible for early or normal retirement, 100% of the pension benefit as of the date of death, reduced for the 100% joint and survivor election and reduced for early commencement of payment.

•
Disability Benefit. None.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following narrative and table set forth the potential payments to each of our Current NEOs as if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2024, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. Each Executive Employment Agreement provides severance benefits in the event the respective Current NEO’s employment is terminated under certain circumstances. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 31, 2024 (the last trading day in 2024) for our BATRK common stock, which was $38.26. For option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
VOLUNTARY TERMINATION
Each of the Current NEOs holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with the Company for any reason, each Current NEO would typically only have a right to the equity grants that vested prior to his or her termination date. None of our Current NEOs would have been entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION WITHOUT CAUSE
If the employment of any of the Current NEOs (other than Mr. McGuirk) had been terminated without cause, then he or she would be entitled to receive, subject to execution of a release of claims: (i) severance equal to the sum of their base salary, annual incentive bonus opportunities and annual equity award value, in each case that would have been payable through the end of the applicable term of their Executive Employment Agreement, payable in semi-monthly installments; and (ii) reimbursement for COBRA payments for the lesser of the remaining term of their Executive Employment Agreement or 18 months.
ATLANTA BRAVES HOLDINGS / 51

EXECUTIVE COMPENSATION
In the event of termination without cause, the incentive plans and applicable award agreements would have provided for the forfeiture of any outstanding options and RSU awards.
RESIGNATION FOR GOOD REASON
If Mr. Schiller resigns for “Good Reason” (as defined in his Executive Employment Agreement), he would be entitled to receive, subject to execution of a release of claims, his then-current base salary in semi-monthly installments pursuant to regular payroll practices for the shorter of either (i) 12 months or (ii) the remainder of the term. None of our other Current NEOs have “Good Reason” rights under their respective Executive Employment Agreements.
DEATH
In the event of the death of any of the Current NEOs, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. None of our Current NEOs would have been entitled to any severance pay or other benefits from the Company if he or she had died while employed by the Company, assuming a termination date as of December 31, 2024.
DISABILITY
If the employment of any of the Current NEOs had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSUs. None of our Current NEOs would have been entitled to any severance pay or other benefits from the Company upon a termination due to disability, assuming a termination date as of December 31, 2024.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any Current NEO who is terminated for “cause”. Unless there is a different definition in the applicable award agreement, the 2023 Incentive Plan and the transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. None of our Current NEOs would have been entitled to any severance payments or other benefits upon a termination for cause.
CHANGE IN CONTROL
In the case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU awards held by the Current NEOs. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of the Company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of the Company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the Company or the dissolution of the Company.

In the case of a change in control described in the last bullet point, our Compensation Committee may determine not to accelerate the existing equity awards of the Current NEOs if equivalent awards will be substituted for the existing awards.
52 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
For purposes of the tabular presentation below, we have assumed that our Current NEOs’ existing unvested equity awards would vest in the case of a change in control described in the last bullet.
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Termination Without Cause	Death/ Disability	Termination for Cause	Change in Control (without termination)
Terence F. McGuirk
Cash Severance	–	–	–	–
COBRA Payments	–	–	–	–
Equity Acceleration	–	$2,245,686	–	$2,245,686
Total	–	$2,245,686	–	$2,245,686
Derek G. Schiller
Cash Severance(1)	$20,440,000	–	–	–
COBRA Payments	$24,273	–	–	–
Equity Acceleration	–	$1,615,629	–	$1,615,629
Total	$20,464,273	$1,615,629	–	$1,615,629
Michael P. Plant
Cash Severance(2)	$11,100,000	–	–	–
COBRA Payments	$41,468	–	–	–
Equity Acceleration	–	$1,663,454	–	$1,663,454
Total	$11,141,468	$1,663,454	–	$1,663,454
Gregory J. Heller
Cash Severance(2)	$7,125,000	–	–	–
COBRA Payments	$28,558	–	–	–
Equity Acceleration	–	$1,143,654	–	$1,143,654
Total	$7,153,558	$1,143,654	–	$1,143,654
Jill L. Robinson
Cash Severance(2)	$7,125,000	–	–	–
COBRA Payments	$41,720	–	–	–
Equity Acceleration	–	$1,143,654	–	$1,143,654
Total	$7,166,720	$1,143,654	–	$1,143,654

(1)
For Mr. Schiller, assumes notice of expiration of the term is not delivered by December 31, 2025, and the term automatically extends for an additional year through December 31, 2028.

(2)
Reflect three years remaining in the term of the employment agreement, which expires on December 31, 2027.

MESSRS. MAFFEI AND WENDLING
As described above, as part of the Services Transition, Mr. Maffei stepped down from his executive officer position with the Company, effective August 31, 2024. Mr. Maffei’s resignation from his position with the Company was considered to be for Good Reason under the terms of the 2019 Maffei Employment Agreement, entitling Mr. Maffei to full vesting of the 2020 Maffei Term Options and the annual performance-based RSUs granted by us for 2024 and Mr. Maffei also received the Maffei Bonus. Other than as described in the preceding sentence, no severance benefits were due to Mr. Maffei from the Company.
Mr. Wendling also stepped down from his position with the Company effective August 31, 2024. In connection therewith, Mr. Wendling received the following benefits: (i) the Wendling Bonus totaling $107,580, (ii) acceleration of the 2024 Wendling Performance RSUs at 100% of target with a grant date fair value of $82,175, and (iii) acceleration of BATRK stock option granted to him on December 11, 2023.
ATLANTA BRAVES HOLDINGS / 53

EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, the Company is paid an annual fee of $210,000 (which we refer to as the “director fee”) for 2024, and each director received 50% of such director fee in RSUs which will vest one year from the date of grant, with the remaining 50% payable in cash (“cash director fee”). The awards issued to our directors with respect to their service on our Board in 2024 were issued in December 2024. See “—Director RSU Grants” below.
Members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive an additional annualized fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annualized fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the 2023 Incentive Plan are administered by the Compensation Committee (as delegated by the Board of Directors). Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2023 Incentive Plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business and aiding in attracting persons of exceptional ability to become nonemployee directors of the Company. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (“SARs”), restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2023 Incentive Plan.
The maximum number of shares of the Company’s common stock with respect to which awards may be issued under the 2023 Incentive Plan is 7,250,000, subject to anti-dilution and other adjustment provisions of the respective plans. Under the 2023 Incentive Plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $1 million. Shares of the Company’s common stock issuable pursuant to awards made under the 2023 Incentive Plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by the Company.
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2023 Incentive Plan, on December 4, 2024, Mr. Deevy, Ms. Lucas and Ms. Murphy were each granted RSUs with respect to 2,625 shares of BATRK. The RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors adopted stock ownership guidelines that require each nonemployee director to own shares of the Company’s stock equal to at least three times (3x) the value of the cash director fee. Nonemployee directors have five years from their initial appointment to our Board to comply with these guidelines.
54 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2024.
Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)(3)	Option Awards	All Other Compensation	Total
Brian M. Deevy	$150,000	$105,000	–	–	$255,000
Wonya Y. Lucas	$145,000	$105,000	–	–	$250,000
Diana M. Murphy	$145,000	$105,000	–	–	$250,000

(1)
Messrs. Maffei and McGuirk, each of whom served as a director of the Company in 2024 and is a NEO, received no compensation for serving as a director of the Company during 2024.

(2)
As of December 31, 2024, our then-serving directors (other than Messrs. Maffei and McGuirk, whose equity awards are listed in the “Outstanding Equity Awards at 2024 Fiscal Year-End” table below) held the following equity awards:

	Brian M. Deevy	Wonya Y. Lucas	Diana M. Murphy
Options (#)
BATRK	7,597	1,510	5,210
RSUs (#)
BATRK	2,625	2,625	2,625

(3)
Reflects the grant date fair value of RSUs awarded, which has been computed based on the closing price of BATRK shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

ATLANTA BRAVES HOLDINGS / 55

EXECUTIVE COMPENSATION
CEO PAY RATIO
We are providing the following information about the relationship between the median annual total compensation of our employees and the total compensation of Mr. McGuirk, our chief executive officer on December 31, 2024, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2024, which consisted of employees located in the U.S. and the Dominican Republic representing all full-time, part-time, seasonal and temporary employees employed by the Company and its subsidiaries on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for the calendar year 2024, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2024. Additionally, we did not annualize the compensation of our temporary or seasonal employees. We also did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for the calendar year 2024, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$4,315,786
Median Employee Total Annual Compensation	$22,364
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	193:1
56 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our principal executive officer and other NEOs and certain financial performance measures of the Company. For purposes of this section, the amount of compensation actually paid to our principal executive officer and other NEOs is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our NEOs in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	Current PEO(1)		Former PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income (in millions) ($)(6)	Revenue (in millions) ($)(7)
2024	4,315,786	3,815,424	2,992,246	3,902,414	2,094,477	1,850,286	BATRA	125.89	112.13	(31)	662
							BATRK	118.71
2023	0	0	2,196,335	1,401,000	2,442,870	2,278,622	BATRA	144.28	97.61	(125)	641
							BATRK	133.99

(1)
Our Current principal executive officer (“Current PEO”) is Mr. McGuirk, and our former principal executive officer was Mr. Maffei (“Former PEO”). For 2024, our “Non-PEO NEOs” were Messrs. Schiller, Plant and Heller and Ms. Robinson, and a prior NEO, Mr. Wendling, is also included. For 2023, our “Non-PEO NEOs” were Messrs. McGuirk and Wendling, Albert E. Rosenthaler and Renee L. Wilm.

(2)
Reflects, for Messrs. McGuirk and Maffei, the total compensation reported in the Summary Compensation Table and for the Non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to Messrs. McGuirk and Maffei, and to the Non-PEO NEOs, in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
Current PEO
2024	4,315,786	(1,080,000)	–	1,033,020	(361,528)	–	(91,854)	3,815,424
2023	–	–	–	–	–	–	–	–
Former PEO
2024	2,992,246	(1,351,998)	–	–	–	1,340,783	921,383	3,902,414
2023	2,196,335	–	–	–	(1,085,839)	1,237,231	(946,727)	1,401,000
Non-PEO NEOs
2024	2,094,477	(546,435)	0	506,945	(108,763)	16,299	(40,237)	1,850,286
2023	2,442,870	(807,095)	(525,681)	1,424,146	–	68,454	(324,072)	2,278,622
ATLANTA BRAVES HOLDINGS / 57

EXECUTIVE COMPENSATION
(a)
Reflects, for Messrs. McGuirk and Maffei, the applicable amounts reported in the Summary Compensation Table and, for the Non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K include equity awards with respect to the Company’s common stock that were issued in connection with adjustments made to outstanding equity awards with respect to shares of Liberty Media’s former Series C Liberty Braves common stock in connection with the Split-Off.

(c)
Reflects, with respect to Messrs. McGuirk and Maffei, the fair value and, with respect to the Non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of the covered fiscal years.

(d)
Reflects, with respect to Messrs. McGuirk and Maffei, the change in fair value, and with respect to the Non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year when such awards were also granted in the covered fiscal year.

(e)
Reflects, with respect to Messrs. McGuirk and Maffei, the fair value, and with respect to the Non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year when such awards were also granted in the covered fiscal years.

(f)
Reflects, with respect to Messrs. McGuirk and Maffei, the change in fair value, and with respect to the Non-PEO NEOs, the average of the change in fair values, of awards which failed to meet vesting conditions in the covered fiscal year when such awards were granted in a prior fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series C common stock (Nasdaq: BATRA and BATRK) from December 30, 2022 through December 29, 2024.

(5)
Represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Media Index from December 30, 2022 through December 29, 2024.

(6)
Represents the amount of net income reflected in our consolidated financial statements for the covered fiscal year.

(7)
Represents the amount of revenue reflected in our consolidated financial statements for the covered fiscal year.

Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return
The chart below shows the relationship between Compensation Actually Paid and Company Cumulative Total Shareholder Return for the covered years:
Compensation Actually Paid vs. Company TSR

Total Shareholder Return (TSR)
$160
$140
$120
$100
$80
$60
$40
$20
$0
Compensation Actually Paid ($mil)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$144
$134
$98
$1.4
$2.3
$0.0
$3.9
$125
$119
$112
$1.9
$3.8
2023
2024
2nd PEO CAP
1st PEO CAP
Peer Group TSR
Avg for Non-PEO NEOs
Total Shareholder Return - BATRA
Total Shareholder Return - BATRK

58 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Net Income
The chart below shows the relationship between Compensation Actually Paid and Net Income for the covered years:
Compensation Actually Paid vs. Net Income
Relationship Between Compensation Actually Paid and Revenue
The chart below shows the relationship between Compensation Actually Paid and Revenue for the covered years:
Compensation Actually Paid vs. Revenue
ATLANTA BRAVES HOLDINGS / 59

EXECUTIVE COMPENSATION
Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
60 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2024 with respect to shares of the Company’s common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Atlanta Braves Holdings, Inc. Transitional Stock Adjustment Plan			–(1)
BATRA	–	–
BATRB	–	–
BATRK	2,399,693	$26.81
Atlanta Braves Holdings, Inc. 2023 Omnibus Incentive Plan			6,052,867(2)
BATRA	–	–
BATRB	–	–
BATRK	879,720	$37.44
Equity compensation plans not approved by security holders: None
Total
BATRA	–
BATRB	–
BATRK	3,279,413
			6,052,867

(1)
The Atlanta Braves Holdings, Inc. Transitional Stock Adjustment Plan governs the terms and conditions of awards with respect to the Company’s common stock that were granted in connection with the adjustments made to awards granted by Liberty Media with respect to its former Liberty Braves common stock. As a result, no further grants are permitted under this plan. The amounts reported for the transitional plan reflect 2,399,693 shares of BATRK to be issued upon exercise of outstanding options The weighted average exercise price does not take into account RSUs, which by their nature do not have an exercise price.

(2)
The 2023 Incentive Plan permits grants of, or with respect to, shares of any series of the Company’s common stock, subject to a single aggregate limit. The amounts reported for the 2023 Incentive Plan reflect 536,543 shares of BATRK to be issued upon exercise of outstanding options and 343,177 shares of BATRK to be issued upon the settlement of RSUs. The weighted average exercise price does not take into account RSUs, which by their nature do not have an exercise price.

ATLANTA BRAVES HOLDINGS / 61

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of the Company’s common stock beneficially owned by each person or entity known by us to own more than 5% of the outstanding shares of any series of the Company’s voting stock. Beneficial ownership of the Company’s common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to the Company’s common stock is given as of February 28, 2025 and, in the case of percentage ownership information, is based upon (1) 10,318,162 BATRA shares, (2) 977,776 BATRB shares and (3) 51,269,890 BATRK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all BATRA and BATRB shares. BATRK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series(11)	Voting Power(11)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	BATRA	246,535(1)(2)	2.4%	48.3%
	BATRB	945,532(1)(3)(4)(5)	96.7%
	BATRK	2,943,126(1)(2)(4)(5)(6)	5.7%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	BATRA	3,214,705(7)	31.16%	16.0%
	BATRB	—	—
	BATRK	3,056,142(7)	6.0%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	BATRA	735,508(8)	7.1%	3.7%
	BATRB	—	—
	BATRK	3,326,476(9)	6.5%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	BATRA	595,014(10)	5.8%	3.0%
	BATRB	—	—
	BATRK	—	—

(1)
Includes 10,177 BATRA shares, 47,585 BATRB shares and 120,546 BATRK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (“Mrs. Malone”), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 25,000 BATRA and 1,810 BATRK shares held by The Malone Family Land Preservation Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 887,079 shares of BATRB held in a revocable trust (the “JM Revocable Trust”) with respect to which Mr. Malone is trustee. Mr. Malone has the right to revoke such trust at any time. On August 21, 2024, Terence McGuirk and the JM Revocable Trust entered into an operating agreement whereby the JM Revocable Trust contributed 887,079 shares of BATRB to the Malone LLC. Mr. Malone is a member of the Malone LLC. Mr. McGuirk has the sole power to direct the voting with respect to certain routine matters pursuant to the Malone Voting Agreement and Mr. Malone has the sole power to direct the voting with respect to all other matters. See “—Corporate Governance—Proxy and Voting Agreement,” above.

(4)
Includes 4,091 BATRB shares and 296 BATRK shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(5)
Includes 6,777 BATRB shares and 490 BATRK shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

62 / 2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(6)
Includes 142,836 BATRK shares held by a trust with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trust.

(7)
Based on (i) a Form 13D/A filed by GAMCO with the SEC on May 31, 2024, reporting beneficial ownership as of March 31, 2024. GAMCO reported that it has sole dispositive power with respect to 3,214,705 shares of BATRA, and sole dispositive power with respect to 3,056,142 shares of BATRK and no shared voting or dispositive power.

(8)
Based on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 14, 2024, reporting beneficial ownership as of December 31, 2023. BlackRock reported that it has sole voting power over 722,951 shares and sole dispositive power over 735,508 shares of BATRA.

(9)
Based on a Schedule 13G filed by BlackRock with the SEC on February 14, 2024, reporting beneficial ownership as of December 31, 2023. BlackRock reported that it has sole voting power over 3,274,200 shares and sole dispositive power over 3,326,476 shares of BATRK and no shared voting or dispositive power.

(10)
Based on a Schedule 13G filed by The Vanguard Group (“Vanguard”) on February 13, 2024, reporting beneficial ownership as of December 31, 2023. Vanguard reported that it has shared voting power over 23,484 shares, sole dispositive power over 559,707 shares and shared dispositive power over 35,307 shares of BATRA.

(11)
The ownership percentages set forth in this column are based on the assumption that each of the stockholders continued to own the number of shares reflected in the table above on February 28, 2025.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and NEOs and by all of our directors and executive officers as a group of shares of BATRA, BATRB and BATRK. The security ownership information with respect to the Company’s common stock is given as of February 28, 2025 and, in the case of percentage ownership information, is based upon (1) 10,318,162 BATRA shares, (2) 977,776 BATRB shares and (3) 51,269,890 BATRK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all BATRA and BATRB shares. BATRK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and NEOs as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of BATRB, though convertible on a one-for-one basis into shares of BATRA, are reported as beneficial ownership of BATRB only, and not as beneficial ownership of BATRA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series	Voting Power
Terence F. McGuirk Chairman of the Board, President and Chief Executive Officer	BATRA	—	—	44.1%(1)
	BATRB	887,079(1)	90.7%(1)
	BATRK	908,963(2)(4)	1.5%
Derek G. Schiller Executive Vice President, Business	BATRA	—	—	—
	BATRB	—	—
	BATRK	646,323(4)	1.3%
Michael P. Plant Executive Vice President, Development	BATRA	—	—	—
	BATRB	—	—
	BATRK	744,434(3)(4)(5)	1.4%
Gregory J. Heller Executive Vice President, Chief Legal Officer and Secretary	BATRA	—	—	—
	BATRB	—	—
	BATRK	205,139(4)	*
Jill L. Robinson Executive Vice President Chief Financial Officer and Treasurer	BATRA	—	—	—
	BATRB	—	—
	BATRK	265,693(4)	*
ATLANTA BRAVES HOLDINGS / 63

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series	Voting Power
DeRetta C. Rhodes Executive Vice President and Chief Culture Officer	BATRA	—	—	—
	BATRB	—	—
	BATRK	30,379(4)	*
Brian M. Deevy Director	BATRA	1,024(6)	—	—
	BATRB	—	—
	BATRK	12,797(4)(6)	*
Wonya Y. Lucas Director	BATRA	—	—	—
	BATRB	—	—
	BATRK	5,027(4)	*
Diana M. Murphy Director	BATRA	—	—	—
	BATRB	—	—
	BATRK	3,564(4)	*
Gregory B. Maffei Former Chairman of the Board, President and Chief Executive Officer	BATRA	150,687	1.5%	*
	BATRB	3,669	*
	BATRK	2,062,697(4)	4.0%
Brian J. Wendling Former Principal Financial Officer and Chief Accounting Officer	BATRA	—	—	—
	BATRB	—	—
	BATRK	43,873(4)	*
All current directors and executive officers as a group (9 persons)	BATRA	1,024(6)	*	44.2%(1)
	BATRB	887,079(1)	90.7%(1)
	BATRK	2,822,292(2)(3)(4)(5)(6)	5.5%

*
Less than one percent

(1)
Includes 887,079 BATRB shares held by the Malone LLC. Pursuant to the Malone Voting Agreement, Mr. McGuirk has the sole and exclusive power to vote such shares with respect to the election of directors of the Company, the approval or authorization of executive compensation and other routine matters. See “—Corporate Governance—Proxy and Voting Agreement” above.

(2)
Includes 265,000 BATRK shares held by a family trust for which Mr. McGuirk’s spouse is trustee and Mr. McGuirk’s children are beneficiaries.

(3)
Includes 78,128 BATRK shares held by Mr. Plant through his Grantor Retained Annuity Trust.

(4)
Includes beneficial ownership of BATRK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2025.

Name	BATRK stock options
Terence F. McGuirk	418,582
Derek G. Schiller	313,585
Michael P. Plant	313,585
Gregory J. Heller	209,643
Jill L. Robinson	209,643
DeRetta C. Rhodes	29,612
Brian M. Deevy	7,597
Diana M. Murphy	5,210
Wonya Y. Lucas	1,510
Gregory B. Maffei	903,861
Brian J. Wendling	23,076
Total	2,432,207

(5)
Includes 184,418 BATRK shares pledged by Mr. Plant to a financial institution.

(6)
Includes 24 BATRA shares and 87 BATRK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

64 / 2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
INSIDER TRADING POLICY
We have an insider trading policy (“Insider Trading Policy”) that governs the purchase, sale and other disposition of our securities by our employees, directors and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to us. Among other things, our Insider Trading Policy prohibits our employees, directors and consultants from trading in our securities while in possession of material non-public information. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to the full text of our Insider Trading Policy, a copy of which can be found as an exhibit to our 2024 Form 10-K.
HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As of February 28, 2025, none of our directors or NEOs have entered into any hedging arrangements applicable to the Company’s common stock.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the 2024 Fiscal Year. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure except that the Company inadvertently omitted a stock option award that was granted on December 10, 2020 to DeRetta Rhodes from the Form 3 filed on September 9, 2024 on behalf of Ms. Rhodes. An amendment to the Form 3 reflecting such award was subsequently filed on February 12, 2025.
ATLANTA BRAVES HOLDINGS / 65

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by the Company without the approval of the Audit Committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
Additionally, the charter of our Audit Committee requires that the Audit Committee review and approve all related-party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K).
AGREEMENTS RELATING TO OUR COMPANY
Aircraft Time Sharing Agreement. In September 2014, a subsidiary of the Company entered into an aircraft time sharing agreement with St. Simons Management & Flight Operations, LLC (“St. Simons”), a company owned by Terence F. McGuirk. Under the agreement, St. Simons leases an aircraft to a subsidiary of the Company and provides a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis. Payments under the agreement were approximately $304,855 during 2024 and $107,889 through March 31, 2025. The agreement may be terminated by either party upon written notice. This agreement was reviewed and approved by the Audit Committee, including the payments made under the agreement during 2024.
AGREEMENTS ENTERED INTO IN CONNECTION WITH THE SPLIT-OFF
In connection with the Split-Off, the Company and Liberty Media entered into several agreements governing the transaction and related matters, each of which is filed as an exhibit to the Registration Statement on Form S-1 filed by the Company with the SEC on September 8, 2023 (the “Form S-1”). These included, among others, the following agreements.
Services Agreement. In connection with the Split-Off, we entered into the Services Agreement with Liberty Media, pursuant to which Liberty Media provides us with services typically performed by Liberty Media’s legal, investor relations, tax, accounting and internal audit departments, and such other services as Liberty Media may obtain from its officers, employees and consultants in the management of its own operations that the Company may from time to time request or require.
In addition, Liberty Media provides to us certain technical and information technology services, including management information systems, computer, data storage, network and telecommunications services.
We pay Liberty Media a services fee, payable in monthly installments, which Liberty Media and we will review and evaluate for reasonableness on a quarterly basis. In addition, the services are subject to quarterly review by our Audit Committee and at least annual review by our Compensation Committee. We pay or grant directly to our NEOs, our allocable portion of such NEOs’ annual performance-based cash bonus and annual equity-based awards and reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, prior to the Services Transition.
The Services Agreement generally continues in effect until December 31st of the third calendar year following the Split-Off, unless earlier terminated (1) by the Company at any time on at least 30 days’ prior written notice, (2) by Liberty Media upon written notice to the Company following a change in control or certain bankruptcy or insolvency-related events affecting the Company or (3) by the Company, upon written notice to Liberty Media, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events. In 2024, in connection with the Services Transition, many of the individual services provided under the Services Agreement were terminated, including services of the former NEOs. However, we continue to receive some transition services from Liberty Media. In 2024, we paid Liberty Media approximately $4.2 million pursuant to the Services Agreement.
66 / 2025 PROXY STATEMENT

Certain Relationships and Related Party Transactions
This summary is qualified by reference to the full text of the Services Agreement, which is filed as Exhibit 10.2 to the Form 8-K filed on July 18, 2023 with the SEC (“Services Form 8-K”).
Facilities Sharing Agreement. In connection with the Split-Off, we entered into the Facilities Sharing Agreement with Liberty Media and LPH, a wholly-owned subsidiary of Liberty Media, pursuant to which we shared office facilities with Liberty Media located at 12300 Liberty Boulevard, Englewood, Colorado. We paid a sharing fee for use of the office based on a comparable fair market rental rate and an estimate of the usage of the office facilities by or on behalf of the Company. The Facilities Sharing Agreement had an initial three-year term, unless earlier terminated (1) by the Company at any time on at least 30 days’ prior written notice, (2) concurrently with the termination of the Services Agreement, (3) by LPH upon written notice to the Company following a default by the Company of any of its material obligations under the Facilities Sharing Agreement, which default remains unremedied for 30 days after written notice of such default is provided, (4) by the Company upon written notice to LPH, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events or (5) by LPH upon written notice to the Company, following certain changes in control of the Company or the Company being the subject of certain bankruptcy or insolvency-related events. Effective as of August 31, 2024, we terminated the Facilities Sharing Agreement. In 2024, we paid Liberty Media approximately $139,282 pursuant to the Facilities Sharing Agreement.
This summary is qualified by reference to the full text of the Facilities Sharing Agreement, which is filed as Exhibit 10.3 to the Services Form 8-K.
ATLANTA BRAVES HOLDINGS / 67

Appendix A
Appendix A

Reconciliation of Adjusted OIBDA to Operating Income (Loss)
To provide investors with additional information regarding our financial results, this Proxy Statement includes a presentation of Adjusted OIBDA, which is a non-GAAP financial measure, for ABH together with reconciliations to operating income, as determined under GAAP. The Company defines “Adjusted OIBDA” as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, restructuring, acquisition and impairment charges, if applicable. However, the Company’s definition of Adjusted OIBDA may differ from similarly titled measures disclosed by other companies.
The Company believes Adjusted OIBDA is an important indicator of the operational strength and performance of its businesses by identifying those items that are not directly a reflection of each business’ performance or indicative of ongoing business trends. In addition, this measure allows management to view operating results and perform analytical comparisons and benchmarking between businesses and identify strategies to improve performance. Adjusted OIBDA should be considered in addition to, but not as a substitute for, operating income (loss), net earnings (loss), cash flow provided by (used in) operating activities and other measures of financial performance prepared in accordance with GAAP.
The following table provides a reconciliation of Adjusted OIBDA for the Company and Braves Holdings to operating income (loss) calculated in accordance with GAAP for the three and twelve months ended December 31, 2023, and December 31, 2024.
	Three months ended December 31,		Twelve months ended December 31,
(amounts in thousands)	2023	2024	2023	2024
Operating income (loss)	$(32,366)	$(18,648)	$(46,440)	$(39,665)
Stock-based compensation	3,568	2,730	13,221	16,519
Depreciation and amortization	15,765	12,160	70,980	62,829
Atlanta Braves Holdings, Inc. Adjusted OIBDA	$(13,033)	$(3,758)	$37,761	$39,683
Baseball	$(17,571)	$(13,447)	$20,661	$6,625
Mixed-use development	9,519	11,833	39,499	45,448
Braves Holdings, LLC Adjusted OIBDA	(8,052)	(1,614)	60,160	52,073
Corporate and other	(4,981)	(2,144)	(22,399)	(12,390)
Atlanta Braves Holdings, Inc. Adjusted OIBDA	$(13,033)	$(3,758)	$37,761	$39,683
68 / 2025 PROXY STATEMENT

Atlanta Braves
HOLDINGS

SCAN TO VIEW MATERIALS & VOTE

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V65378-P28001 KEEP THIS PORTION FOR YOUR RECORDS

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ATLANTA BRAVES HOLDINGS, INC.

The Board of Directors recommends a vote FOR the Nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Directors Election	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Terence F. McGuirk
02) Diana M. Murphy

The Board of Directors recommends a vote FOR Proposal 2.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYFor WithholdV46705-P09430For Against Abstain! ! !BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O ATLANTA BRAVES HOLDINGS, INC.P.O. BOX 1342BRENTWOOD, NY 11717SCAN TOVIEW MATERIALS & VOTE wNominee:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1. Director ElectionATLANTA BRAVES HOLDINGS, INC.The Board of Directors recommends a vote FOR thenominee listed in Proposal 1.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers.4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which stockholders are required to provide an advisoryvote on the compensation of our named executive officers.The Board of Directors recommends a vote FOR Proposals 2 and 3 and in favor of every 3 YEARS for Proposal 4.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.! ! !01. Brian M. Deevy ! !! ! ! !1 Year 2 Years 3 Years AbstainVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. New York City time on June 9, 2024. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ABH2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.New York City time on June 9, 2024. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V65379-P28001

ATLANTA BRAVES HOLDINGS, INC.
Annual Meeting of Stockholders
June 10, 2025, 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

V46706-P09430Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.ATLANTA BRAVES HOLDINGS, INC.Annual Meeting of StockholdersJune 10, 2024, 8:30 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appointa substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the sharesof Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be heldat 8:30 a.m., Mountain time, on June 10, 2024, via a live webcast accessible at www.virtualshareholdermeeting.com/ABH2024,and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. Allprevious proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONSARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FORTHE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND IN FAVOR OF EVERY "3 YEARS" FOR PROPOSAL 4. IF ANYOTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIRDISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE